UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2014

Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
U.S. Tax-Managed Equity*
International Tax-Managed Equity*

*Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.

Goldman Sachs Tax-Advantaged Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

■	U.S. TAX-MANAGED EQUITY

■	INTERNATIONAL TAX-MANAGED EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process — Equity Dividend and Premium Funds	5

Portfolio Management Discussions and Performance Summaries — Equity Dividend and Premium Funds	6

Investment Process — Global Tax-Managed	16

Portfolio Management Discussions and Performance Summaries — Tax-Managed Funds	17

Index Definitions	27

Schedules of Investments	28

Financial Statements	50

Financial Highlights	54

Notes to the Financial Statements	62

Other Information	81

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs U.S. Tax-Managed Equity Fund (formerly, Structured Tax-Managed Equity Fund) invests in equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

The Goldman Sachs International Tax-Managed Equity Fund (formerly, Structured International Tax-Managed Equity Fund) invests primarily in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/ or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds

Market Review

After a weak January 2014, U.S. and international equities rallied through the remainder of the six months ended June 30, 2014 (the “Reporting Period”).

In the U.S., economic data was slightly disappointing early in the Reporting Period. The housing market maintained its recovery, but the labor market remained weaker than expected. Additionally, fourth quarter 2013 U.S. Gross Domestic Product (“GDP”) was revised down to an annualized rate of 2.4% from 3.2%. The Federal Reserve (the “Fed”) reduced its asset purchases each month beginning in January 2014 and suggested a more hawkish stance in March 2014, dropping the threshold of 6.5% unemployment as a condition for raising interest rates. Fed Chair Yellen implied that interest rates could start to increase six months after the asset purchase program ends. Many U.S. corporate earnings announcements reflected top-line growth, though overall management guidance for 2014 was less optimistic than consensus. Meanwhile, in the first quarter of 2014, the Eurozone reported that its economy grew at a stronger than expected 0.5% year over year rate for the fourth quarter of 2013, and the European Commission raised its estimates for GDP growth to 1.2% for calendar year 2014 and to 1.8% for calendar year 2015. Based largely on such economic optimism, many European stock markets outperformed the broader international equities market in the first calendar quarter, despite some disappointing corporate earnings reports and conservative guidance from management and the potentially immediate threat of disinflation. Economic activity was also strong in Japan during the first quarter of 2014 ahead of the consumption tax hike on April 1, 2014. However, the Japanese equity market underperformed international equities in the first quarter of 2014 in part based on concerns that economic trends would be more difficult to assess ahead of the tax increase.

During the second calendar quarter, first quarter 2014 U.S. GDP was revised down to a contraction of 2.9%, largely due to disruption from severe winter weather. However, other economic data suggested the economy is improving. U.S. non-farm payrolls added 217,000 jobs in May 2014, and the national manufacturing Purchasing Managers Index (“PMI”), which rose to 56.4 in May 2014 from 55.4 in April 2014, showed the strongest reading in the past three months. In Europe, the U.K. equity market rose on an improving economic outlook, but many continental European stock markets declined in June 2014 amidst worries about deflation, disappointing European PMI data and the lowest reading in six months of the German Ifo Business Climate Index, a survey of German business confidence. In an effort to stimulate the European economy, the European Central Bank cut interest rates by 10 basis points, which put deposit rates in negative territory to promote lending. (A basis point is 1/100th of a percentage point.) In contrast, Japanese stocks rallied sharply into the end of the Reporting Period, as evidence suggested that underlying growth trends following the consumption tax increase were stronger than expected. In addition, it was reported late in the second quarter of 2014 that the tax increase in Japan had driven the biggest year over year increase in inflation in that nation in more than 20 years in April 2014.

MARKET REVIEW

U.S. Equity Markets

U.S. equities, as represented by the S&P 500® Index, gained 7.14% during the Reporting Period. All ten sectors within the S&P 500® Index were up, with the utilities (+18.64%) and energy (+12.98%) sectors posting the largest gains in absolute terms. The information technology (+8.95%) sector was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

All segments of the U.S. equity market advanced during the Reporting Period, with mid-cap stocks, as measured by the Russell Midcap® Index, gaining most, followed by large-cap stocks and then at some distance by small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

International Equity Markets

International equities, as measured by the MSCI EAFE Index, returned 4.78% in U.S. dollar terms during the Reporting Period. Nineteen of the 21 countries in the MSCI EAFE Index were up for the period, with Israel (+20.66%) and Denmark (+19.61%) posting the largest gains in absolute terms. The U.K. (+4.56%) was the largest contributor on the basis of impact.

All 10 sectors in the MSCI EAFE Index were up, with the utilities (+15.32%) and energy (+13.72%) sectors gaining the most ground. The health care (+11.91%) sector was the largest positive contributor on the basis of impact.

Looking Ahead

In the months ahead, we believe less expensive stocks may outpace more expensive stocks. We also believe that stocks with good momentum are potentially more likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. We consider our research agenda to be robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

A diversified portfolio:

■	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

■	The Funds utilize index call writing to seek to enhance their cash flow.

■	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index or MSCI EAFE Index, as applicable.

■	A fully invested, style-consistent portfolio.

■	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

There is no guarantee that these objectives will be met.

Diversification does not protect an investor from market risk and does not ensure a profit.

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 5.78%, 5.32%, 5.91% and 5.82%, respectively. These returns compare to the 7.14% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500® Index”), during the same period. The Barclays U.S. Aggregate Bond Index returned 3.93%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P 500® Index detracted from the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

The impact of security selection was relatively neutral during the Reporting Period. The Fund was hurt by our stock picks in the financials, industrials, utilities and energy sectors. Stock selection in the telecommunication services, consumer discretionary and consumer staples sectors contributed positively.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the S&P 500® Index appreciated, and thus the Fund’s call writing detracted from performance.

Overall, call option writing typically reduces volatility. Since its inception, the realized daily volatility of the Fund has been 19.91% compared to the realized volatility of the S&P 500® Index of 21.24%. During the Reporting Period, the realized daily volatility of the Fund was 10.34% compared to the realized volatility of the S&P 500® Index of 10.67%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 2.94% compared to 2.00% for the S&P 500® Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500® Index, the Fund was hampered by its overweighted positions in integrated communications firm R.R. Donnelley & Sons and bank holding company New York Community Bancorp. It was hurt by its underweighted position in oilfield services company Schlumberger.

[1]	The realized daily volatility of the Fund quoted herein is gross of fees.

There is no guarantee that these objectives will be met.

PORTFOLIO RESULTS

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the S&P 500® Index, the Fund benefited from overweighted positions in energy firm Williams Companies; voice and data network communications provider Windstream Holdings; and pharmaceutical company Eli Lilly.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of June 30, 2014

PERFORMANCE REVIEW
January 1, 2014– June 30, 2014	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]	Barclays U.S. Aggregate Bond Index[3]
Class A	5.78%	7.14%	3.93%
Class C	5.32	7.14	3.93
Institutional	5.91	7.14	3.93
Class IR	5.82	7.14	3.93

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	12.18%	14.85%	5.99%	8/31/05
Class C	16.68	15.25	5.85	8/31/05
Institutional	19.08	16.61	7.08	8/31/05
Class IR	18.88	N/A	16.66	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.21%
Class C	1.94	1.96
Institutional	0.79	0.81
Class IR	0.94	0.96

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/14[6]
Class A Shares	One Year	Five Years	Since Inception (8/31/05)
Returns before taxes*	12.18%	14.85%	5.99%
Returns after taxes on distributions**	10.37	13.87	5.14
Returns after taxes on distributions*** and sale of Fund shares	7.82	11.94	4.80

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/14[7]
Holding	% of Net Assets	Line of Business
Apple, Inc.	3.6%	Technology Hardware & Equipment
General Electric Co.	2.4	Capital Goods
Microsoft Corp.	2.3	Software & Services
The Procter & Gamble Co.	1.9	Household & Personal Products
Wells Fargo & Co.	1.9	Banks
Johnson & Johnson	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Exxon Mobil Corp.	1.6	Energy
Chevron Corp.	1.6	Energy
JPMorgan Chase & Co.	1.5	Banks
Lockheed Martin Corp.	1.5	Capital Goods

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2014

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 6.48%, 6.01%, 6.65% and 6.58%, respectively. These returns compare to the 4.78% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged). The Barclays Global Aggregate Bond Index (Gross USD, Unhedged) returned 4.08%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Security selection contributed positively to the Fund’s relative performance. Stock picks in the industrials, telecommunication services, information technology and health care sectors added to relative returns versus the MSCI EAFE Index. Stock selection in the financials sector detracted.

The sale of call options detracted from the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value, primarily on the Japanese, United Kingdom and European indices. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the MSCI EAFE Index appreciated, and thus the Fund’s call writing hurt performance.

Overall, call option writing typically reduces volatility. Since its inception, the realized daily volatility of the Fund has been 21.44% compared to the realized volatility of the MSCI EAFE Index of 22.44%. During the Reporting Period, realized daily volatility of the Fund was 9.49% compared to the realized volatility of the MSCI EAFE Index of 9.78%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 3.92% compared to 3.23% for the MSCI EAFE Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the MSCI EAFE Index, the Fund benefited from overweighted positions relative to the MSCI EAFE Index in RWE, a German electric, gas and water utility; Atlantia, an Italian holding company that owns the largest concessionaire on the Italian autostrade network; and Orion, a Finnish pharmaceutical company.

[1]	The realized daily volatility of the Fund quoted herein is gross of fees.

There is no guarantee that these objectives will be met.

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	The Fund’s performance was hampered by its overweighted position in ICAP, a U.K.-based financial markets operator and provider of post-trade risk mitigation and information services. It was also hurt by its underweighted positions in Danish pharmaceutical company Novo-Nordisk and Ireland- headquartered biopharmaceutical company Shire.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

International Equity Dividend and Premium Fund

as of June 30, 2014

PERFORMANCE REVIEW
January 1, 2014– June 30, 2014	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index (unhedged)[2]	Barclays Global Aggregate Bond Index[3]
Class A	6.48%	4.78%	4.08%
Class C	6.01	4.78	4.08
Institutional	6.65	4.78	4.08
Class IR	6.58	4.78	4.08

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (unhedged and net of dividend withholding taxes) is an unmanaged market capitalization-weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]	The Barclays Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	15.74%	8.42%	0.54%	1/31/08
Class C	20.51	8.83	0.48	1/31/08
Institutional	23.02	10.11	1.65	1/31/08
Class IR	22.86	N/A	10.12	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.36%	1.36%
Class C	2.11	2.11
Institutional	0.96	0.96
Class IR	1.11	1.11

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/14[6]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	15.74%	8.42%	0.54%
Returns after taxes on distributions**	13.71	7.60	-0.07
Returns after taxes on distributions*** and sale of Fund shares	9.75	6.80	0.63

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/14[7]
Company	% of Net Assets	Line of Business
HSBC Holdings PLC	2.3%	Banks
Banco Santander SA	2.3	Banks
Nestle SA (Registered)	2.3	Food, Beverage & Tobacco
Novartis AG (Registered)	1.8	Pharmaceuticals, Biotechnology & Life Sciences
GlaxoSmithKline PLC ADR	1.7	Pharmaceuticals, Biotechnology & Life Sciences
Daimler AG (Registered)	1.5	Automobiles & Components
National Australia Bank Ltd.	1.5	Banks
Sanofi	1.4	Pharmaceuticals, Biotechnology & Life Sciences
Australia & New Zealand Banking Group Ltd.	1.4	Banks
Royal Dutch Shell PLC Class A	1.4	Energy

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2014

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs U.S. Tax-Managed Equity Fund and International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while potentially capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Tax-Management Investment Process

The Goldman Sachs Global Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund, the investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■ Comprehensive	■ Extensive

■ Rigorous	■ Fundamental

■ Objective	■ Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

■	Benchmark driven

■	Sector and size neutral

■	Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■	A fully invested, style-consistent portfolio

■	Broad access to the total U.S. and international equity markets

■	A consistent goal of seeking to maximize after-tax risk-adjusted returns

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity Fund was renamed the Goldman Sachs U.S. Tax-Managed Equity Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 7.96%, 7.55%, 7.56%, 8.24%, 7.88% and 8.10%, respectively. These returns compare to the 6.94% cumulative total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, largely because of security selection. Our quantitative model, including our six investment themes, detracted from relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes may be a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all six of our investment themes detracted from the Fund’s relative performance. Our Profitability theme, which assesses whether a company is earning more than its cost of capital, dampened returns the most. Momentum, Management, Quality, Sentiment and Valuation also hampered results. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Management theme assesses the characteristics, policies and strategic decisions of company management. Quality seeks to assess both firm and management quality, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Our Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, our stock picks contributed positively to the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Stock selection in the information technology, consumer discretionary and industrials sectors added most to the Fund’s relative returns during the Reporting Period. The Fund benefited from overweighted positions in Zillow, a real estate information marketplace; American Airlines Group, an airline holding company; and Pilgrim’s Pride, a chicken products producer. We assumed the overweight in Zillow because of our positive view on Profitability. The Fund was overweight American Airlines Group as a result of our positive view on Valuation, while we chose to overweight Pilgrim’s Pride given our positive views on Quality.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Security selection in the energy, financials and telecommunication services sectors detracted most from the Fund’s relative performance. The Fund was hurt by overweighted positions in Nu Skin Enterprises, an anti-aging personal care products and nutritional supplements developer and distributor; Realogy Holdings, a provider of real estate and relocation services; and Ocwen Financial Group, which provides residential and commercial mortgage loan servicing. The Fund was overweight Nu Skin Enterprises due to our positive view on Quality. We adopted the overweights in Realogy Holdings and Ocwen Financial Group because of our positive view on Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	In the first quarter of 2014, we implemented an enhancement within the small capitalization segment of the U.S. equity market. Based on our research, we adjusted our U.S. model to place more weight on fundamental factors, such as attractive valuations and high-quality earnings, compared to the large- and mid-capitalization segments of the market. Our research found that behavioral factors, such as positive sentiment and exposure to global themes and trends, allow us to seek more dynamic returns within more liquid segments of the market, including large- and mid-capitalization stocks. In addition, we made refinements to our transaction cost model, an important component of our portfolio construction process for all regions.

In the second quarter of 2014, we implemented an enhancement to our Sentiment theme, using natural language processing to analyze earnings call transcripts and research analyst reports every quarter. We read through the entirety of each company’s latest earnings call transcript, identifying key words and phrases that capture the underlying tone of the management team. We believe this provides us with better insight into management’s perception of their company. In addition, we enhanced our ability to identify groups of related companies within our global linkages theme. We read through hundreds of research analyst reports on a daily basis to identify groups of companies related to common trending investment topics in the market.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the health care, consumer discretionary and information technology sectors. It was underweight compared to the Index in energy, financials, materials, utilities, consumer staples and telecommunication services. The Fund was relatively neutral in the industrials sector at the end of the Reporting Period.

FUND BASICS

U.S. Tax-Managed Equity Fund

as of June 30, 2014

PERFORMANCE REVIEW
January 1, 2014–June 30, 2014	Fund Total Return (based on NAV)[1]	Russell 3000 Index[2]
Class A	7.96%	6.94%
Class B	7.55	6.94
Class C	7.56	6.94
Institutional	8.24	6.94
Service	7.88	6.94
Class IR	8.10	6.94

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000 Index (with dividends reinvested) is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	22.48%	18.59%	7.12%	3.90%	4/3/00
Class B	23.53	18.81	7.05	3.86	4/3/00
Class C	27.62	19.01	6.91	3.52	4/3/00
Institutional	30.17	20.41	8.16	4.73	4/3/00
Service	29.40	19.80	7.61	4.21	4/3/00
Class IR	29.91	N/A	N/A	22.73	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.18%	1.21%
Class B	1.93	1.96
Class C	1.93	1.96
Institutional	0.78	0.81
Service	1.28	1.31
Class IR	0.93	0.96

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/14[5]
Class A Shares	One Year	Five Years	Ten Years	Since Inception (4/3/00)
Returns before taxes*	22.48%	18.59%	7.12%	3.90%
Returns after taxes on distributions**	21.97	18.35	6.98	3.79
Returns after taxes on distributions*** and sale of Fund shares	13.07	15.14	5.77	3.12

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/14[6]
Holding	% of Net Assets	Line of Business
Johnson & Johnson	2.3%	Pharmaceuticals, Biotechnology & Life Sciences
Wells Fargo & Co.	2.0	Banks
Apple, Inc.	1.8	Technology Hardware & Equipment
Pfizer, Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	1.3	Banks
CVS Caremark Corp.	1.3	Food & Staples Retailing
Oracle Corp.	1.3	Software & Services
Micron Technology, Inc.	1.3	Semiconductors & Semiconductor Equipment
Gilead Sciences, Inc.	1.3	Pharmaceuticals, Biotechnology & Life Sciences
ConocoPhillips	1.2	Energy

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2014

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 3.9% of the Fund’s net assets at June 30, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Effective on April 30, 2014, the Goldman Sachs Structured International Tax-Managed Equity Fund was renamed the Goldman Sachs International Tax-Managed Equity Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 4.79%, 4.32%, 4.95% and 4.91%, respectively. These returns compare to the 4.78% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, most share classes of the Fund outperformed the Index. Our quantitative model, including our investment themes and security selection, contributed positively.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes may be significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all six of our investment themes — Momentum, Sentiment, Profitability, Valuation, Quality and Management — contributed positively to the Fund’s relative performance. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while the Profitability theme assesses whether a company is earning more than its cost of capital. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Our Quality theme seeks to assess both firm and management quality. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, security selection added to the Fund’s relative returns.

PORTFOLIO RESULTS

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Stock picks in the industrials, health care and information technology sectors added most to relative results. The Fund benefited from overweighted positions in Shire, an Irish- headquartered global specialty biopharmaceutical company; Celesio, a German health care and pharmaceutical company; and Vestas Wind Systems, a Danish manufacturer of wind turbines. We chose to overweight Shire because of our positive views on Momentum and Sentiment. The Fund was overweight Celesio and Vestas Wind Systems as a result of our positive views on Momentum and Valuation.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Our stock selection in the consumer discretionary, materials and energy sectors detracted most from relative performance. The Fund was hindered by its overweighted positions in Arrium, an Australian mining and materials company; Deutsche Lufthansa, a German airline; and Amadeus IT Group, a Spanish transaction processor for the travel and tourism industry. We adopted the overweight in Arrium as a result of our positive views on Valuation and Momentum. The Fund was overweight Deutsche Lufthansa due to our positive views on Valuation and Quality. We assumed the overweight in Amadeus IT Group because of our positive views on Sentiment and Management.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no enhancements to our quantitative model in the first quarter of 2014. In the second quarter of 2014, we implemented an enhancement to our Sentiment theme, using natural language processing to analyze earnings call transcripts and research analyst reports every quarter. We read through the entirety of each company’s latest earnings call transcript, identifying key words and phrases that capture the underlying tone of the management team. We believe this provides us with better insight into management’s perception of their company. In addition, we enhanced our ability to identify groups of related companies within our global linkages theme. We read through hundreds of research analyst reports on a daily basis to identify groups of companies related to commonly trending investment topics in the market.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocations. That said, at the end of the Reporting Period, the Fund was overweight the energy, health care, industrials and utilities sectors relative to the Index. It was underweight the consumer discretionary, telecommunication services, materials, consumer staples and financials sectors. The Fund was relatively neutrally weighted compared to the Index in the information technology sector at the end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight relative to the Index in France, Australia, Norway, Spain, Singapore, Finland and Sweden. Compared to the Index, it was underweight the U.K., Switzerland, Denmark, Germany, the Netherlands, Israel, Japan, Ireland and Belgium. The Fund was relatively neutrally weighted relative to the Index in Hong Kong, Italy, Austria, Portugal and New Zealand at the end of the Reporting Period.

FUND BASICS

International Tax-Managed Equity Fund

as of June 30, 2014

PERFORMANCE REVIEW
January 1, 2014–June 30, 2014	Fund Total Return (based on NAV)[1]	MSCI EAFE (net) Index (unhedged)[2]
Class A	4.79%	4.78%
Class C	4.32	4.78
Institutional	4.95	4.78
Class IR	4.91	4.78

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (net, unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	15.92%	10.23%	0.54%	1/31/08
Class C	20.61	10.62	0.67	1/31/08
Institutional	23.09	11.92	1.83	1/31/08
Class IR	22.91	N/A	12.15	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.48%
Class C	2.13	2.23
Institutional	0.98	1.08
Class IR	1.13	1.23

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/13[5]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	15.92%	10.23%	0.54%
Returns after taxes on distributions**	15.54	9.94	0.28
Returns after taxes on distributions*** and sale of Fund shares	9.31	8.25	0.51

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/14[6]
Holding	% of Total Net Assets	Line of Business
Total SA	1.6%	Energy
HSBC Holdings PLC	1.5	Banks
BP PLC ADR	1.4	Energy
British American Tobacco PLC	1.3	Food, Beverage & Tobacco
Roche Holding AG	1.3	Pharmaceuticals, Biotechnology & Life Sciences
Legrand SA	1.2	Capital Goods
Amadeus IT Holding SA Class A	1.2	Software & Services
Royal Dutch Shell PLC Class A	1.2	Energy
BHP Billiton Ltd.	1.2	Materials
Australia & New Zealand Banking Group Ltd.	1.1	Banks

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2014

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets at June 30, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

Index Definitions:

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%
Automobiles & Components – 1.7%
541,400	Ford Motor Co.(a)	$9,333,736
273,800	General Motors Co.	9,938,940
900	Gentex Corp.	26,181
86,600	Johnson Controls, Inc.	4,323,938

		23,622,795

Banks – 5.9%
293,181	Bank of America Corp.	4,506,192
2,000	Bank of Hawaii Corp.	117,380
179,400	Citigroup, Inc.	8,449,740
800	East West Bancorp, Inc.	28,004
93,800	First Niagara Financial Group, Inc.	819,812
350,200	JPMorgan Chase & Co.(a)	20,178,524
1,053,300	New York Community Bancorp, Inc.(b)	16,831,734
100,300	U.S. Bancorp	4,345,006
476,600	Wells Fargo & Co.(a)	25,050,096

		80,326,488

Capital Goods – 8.2%
120,000	3M Co.	17,188,800
2,200	Allison Transmission Holdings, Inc.	68,420
38,800	Caterpillar, Inc.	4,216,396
3,700	Crane Co.	275,132
182,400	Eaton Corp. PLC	14,077,632
86,900	Emerson Electric Co.	5,766,684
2,600	Exelis, Inc.	44,148
15,700	Fortune Brands Home & Security, Inc.	626,901
1,241,850	General Electric Co.(a)	32,635,818
3,500	Graco, Inc.	273,280
45,300	Honeywell International, Inc.	4,210,635
3,200	IDEX Corp.	258,368
900	ITT Corp.	43,290
125,200	Lockheed Martin Corp.	20,123,396
1,000	Oshkosh Corp.	55,530
2,500	SPX Corp.	270,525
3,600	Terex Corp.	147,960
84,200	The Boeing Co.(a)	10,712,766
2,400	The Timken Co.	162,816

		111,158,497

Commercial & Professional Services – 0.6%
493,700	R.R. Donnelley & Sons Co.	8,373,152

Consumer Durables & Apparel – 0.6%
68,300	Garmin Ltd.	4,159,470
110,200	Leggett & Platt, Inc.	3,777,656

		7,937,126

Consumer Services – 2.3%
78,400	Darden Restaurants, Inc.	3,627,568
53,700	Las Vegas Sands Corp.	4,093,014
96,600	McDonald’s Corp.	9,731,484
23,800	Royal Caribbean Cruises Ltd.	1,323,280

Common Stocks – (continued)
Consumer Services – (continued)
82,300	Six Flags Entertainment Corp.	$3,501,865
59,900	Starwood Hotels & Resorts Worldwide, Inc.	4,841,118
21,600	Wynn Resorts Ltd.	4,483,296

		31,601,625

Diversified Financials – 3.7%
47,800	Ameriprise Financial, Inc.(a)	5,736,000
23,000	Artisan Partners Asset Management, Inc. Class A	1,303,640
48,100	BlackRock, Inc.(a)	15,372,760
109,300	CME Group, Inc.	7,754,835
6,600	Eaton Vance Corp.	249,414
159,200	Federated Investors, Inc. Class B	4,922,464
149,300	Invesco Ltd.	5,636,075
1,000	LPL Financial Holdings, Inc.	49,740
125,200	Morgan Stanley	4,047,716
44,000	Santander Consumer USA Holdings, Inc.	855,360
23,000	TD Ameritrade Holding Corp.	721,050
43,900	Waddell & Reed Financial, Inc. Class A	2,747,701

		49,396,755

Energy – 11.1%
162,600	Chevron Corp.(b)	21,227,430
136,200	ConocoPhillips	11,676,426
120,400	CVR Energy, Inc.	5,802,076
200,900	Diamond Offshore Drilling, Inc.(a)	9,970,667
222,100	Ensco PLC Class A	12,342,097
220,100	Exxon Mobil Corp.(a)	22,159,668
33,100	Golar LNG Ltd.	1,989,310
28,500	HollyFrontier Corp.	1,245,165
284,500	Kinder Morgan, Inc.	10,315,970
67,200	Occidental Petroleum Corp.	6,896,736
44,900	PBF Energy, Inc. Class A	1,196,585
46,000	Phillips 66	3,699,780
375,100	Seadrill Ltd.	14,985,245
283,800	The Williams Companies, Inc.	16,519,998
181,100	Transocean Ltd.	8,154,933
45,700	Valero Energy Corp.	2,289,570

		150,471,656

Food & Staples Retailing – 1.0%
112,900	Walgreen Co.	8,369,277
63,400	Wal-Mart Stores, Inc.	4,759,438

		13,128,715

Food, Beverage & Tobacco – 5.0%
249,000	Altria Group, Inc.(a)	10,443,060
273,500	Kraft Foods Group, Inc.	16,396,325
168,800	PepsiCo, Inc.	15,080,592
80,800	Philip Morris International, Inc.	6,812,248
200	Pinnacle Foods, Inc.	6,580

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
68,600	Reynolds American, Inc.	$4,140,010
356,900	The Coca-Cola Co.(a)	15,118,284

		67,997,099

Health Care Equipment & Services – 2.9%
261,000	Abbott Laboratories(a)(b)	10,674,900
46,400	Baxter International, Inc.	3,354,720
82,300	Cardinal Health, Inc.	5,642,488
53,300	Covidien PLC	4,806,594
139,300	Medtronic, Inc.	8,881,768
70,800	UnitedHealth Group, Inc.	5,787,900

		39,148,370

Household & Personal Products – 2.5%
200	Herbalife Ltd.	12,908
74,100	Kimberly-Clark Corp.	8,241,402
6,500	Nu Skin Enterprises, Inc. Class A	480,740
325,200	The Procter & Gamble Co.(a)	25,557,468

		34,292,518

Insurance – 4.3%
105,000	American International Group, Inc.	5,730,900
2,500	Arthur J. Gallagher & Co.	116,500
209,100	Mercury General Corp.	9,836,064
280,500	MetLife, Inc.	15,584,580
662,700	Old Republic International Corp.(a)	10,961,058
300	Protective Life Corp.	20,799
166,600	Prudential Financial, Inc.(a)	14,789,082
19,800	StanCorp Financial Group, Inc.	1,267,200

		58,306,183

Materials – 3.3%
12,800	Domtar Corp.	548,480
87,400	E.I. du Pont de Nemours & Co.	5,719,456
294,500	Freeport-McMoRan Copper & Gold, Inc.	10,749,250
80,500	International Paper Co.	4,062,835
67,800	LyondellBasell Industries NV Class A	6,620,670
20,000	Packaging Corp. of America	1,429,800
2,400	Rockwood Holdings, Inc.	182,376
13,100	Royal Gold, Inc.	997,202
285,200	The Dow Chemical Co.(a)	14,676,392
2,800	The Scotts Miracle-Gro Co. Class A	159,208

		45,145,669

Media – 3.5%
224,200	Cablevision Systems Corp. Class A(a)	3,957,130
16,900	CBS Outdoor Americas, Inc.	552,292
4,800	Cinemark Holdings, Inc.	169,728
225,400	Comcast Corp. Class A	12,094,467
15,000	Lamar Advertising Co. Class A	795,000
78,800	Regal Entertainment Group Class A	1,662,680
92,500	The Walt Disney Co.	7,930,950
199,500	Thomson Reuters Corp.	7,253,820

Common Stocks – (continued)
Media – (continued)
54,100	Time Warner Cable, Inc.	$7,968,930
60,700	Time Warner, Inc.	4,264,199

		46,649,196

Pharmaceuticals, Biotechnology & Life Sciences – 9.5%
220,100	AbbVie, Inc.(a)	12,422,444
700	Alkermes PLC*	35,231
6,400	Alnylam Pharmaceuticals, Inc.*	404,288
89,700	Amgen, Inc.	10,617,789
27,200	Biogen Idec, Inc.*	8,576,432
292,500	Bristol-Myers Squibb Co.	14,189,175
64,600	Celgene Corp.*	5,547,848
258,600	Eli Lilly & Co.	16,077,162
45,100	Gilead Sciences, Inc.*	3,739,241
23,500	Incyte Corp. Ltd.*	1,326,340
600	Intercept Pharmaceuticals, Inc.*	141,978
236,600	Johnson & Johnson	24,753,092
1,800	Medivation, Inc.*	138,744
221,050	Merck & Co., Inc.	12,787,743
561,800	Pfizer, Inc.(a)	16,674,224
3,000	Pharmacyclics, Inc.*	269,130
2,200	Seattle Genetics, Inc.*	84,150

		127,785,011

Real Estate Investment Trust – 2.1%
26,100	American Realty Capital Properties, Inc.	327,033
70,400	American Tower Corp.	6,334,611
50,600	Crown Castle International Corp.	3,757,556
38,500	Duke Realty Corp.	699,160
15,000	Extra Space Storage, Inc.	798,772
138,600	Prologis, Inc.	5,695,074
31,100	Simon Property Group, Inc.	5,171,308
1,400	SL Green Realty Corp.	153,241
14,700	Washington Prime Group, Inc.*	275,478
156,900	Weyerhaeuser Co.	5,191,821

		28,404,054

Retailing – 3.6%
33,800	Amazon.com, Inc.*(a)	10,977,564
1,900	DSW, Inc. Class A	53,086
2,500	Foot Locker, Inc.	126,800
79,600	L Brands, Inc.	4,669,336
105,200	Lowe’s Companies, Inc.	5,048,548
7,200	Netflix, Inc.*	3,172,320
2,600	Penske Automotive Group, Inc.	128,700
59,300	Target Corp.	3,436,435
157,000	The Home Depot, Inc.	12,710,720
6,500	The Priceline Group, Inc.*	7,819,500

		48,143,009

Semiconductors & Semiconductor Equipment – 2.8%
43,900	Avago Technologies Ltd.	3,163,873
445,400	Intel Corp.	13,762,860
161,500	Maxim Integrated Products, Inc.	5,460,315

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
3,900	Skyworks Solutions, Inc.	$183,144
307,700	Texas Instruments, Inc.	14,704,983

		37,275,175

Software & Services – 9.5%
57,600	Accenture PLC Class A	4,656,384
126,600	Automatic Data Processing, Inc.(a)(b)	10,036,848
7,100	Broadridge Financial Solutions, Inc.	295,644
330,200	CA, Inc.	9,489,948
100	CoStar Group, Inc.*	15,817
157,200	Facebook, Inc. Class A*	10,577,988
14,700	Google, Inc. Class A*	8,594,649
14,700	Google, Inc. Class C*	8,456,616
43,400	International Business Machines Corp.	7,867,118
6,400	Leidos Holdings, Inc.	245,376
4,400	LinkedIn Corp. Class A*	754,468
71,000	Mastercard, Inc. Class A	5,216,370
750,950	Microsoft Corp.(a)(b)	31,314,615
6,000	NetSuite, Inc.*	521,280
211,900	Oracle Corp.	8,588,307
38,000	Pandora Media, Inc.*	1,121,000
294,100	Paychex, Inc.	12,222,796
11,400	ServiceNow, Inc.*	706,344
10,300	Splunk, Inc.*	569,899
33,500	Visa, Inc. Class A	7,058,785
3,900	Workday, Inc. Class A*	350,454
4,700	Yelp, Inc.*	360,396

		129,021,102

Technology Hardware & Equipment – 5.6%
527,200	Apple, Inc.(a)(b)	48,992,696
7,400	AVX Corp.	98,272
294,100	Cisco Systems, Inc.	7,308,385
72,000	Hewlett-Packard Co.	2,424,960
151,400	QUALCOMM, Inc.	11,990,880
78,400	Seagate Technology PLC	4,454,688

		75,269,881

Telecommunication Services – 3.5%
427,528	AT&T, Inc.(a)	15,117,390
321,900	CenturyLink, Inc.	11,652,780
713,801	Frontier Communications Corp.	4,168,598
1,576,100	Windstream Holdings, Inc.	15,697,956

		46,636,724

Transportation – 1.2%
77,300	Delta Air Lines, Inc.	2,993,056
44,500	Union Pacific Corp.	4,438,875
600	United Continental Holdings, Inc.*	24,642
78,600	United Parcel Service, Inc. Class B	8,069,076

		15,525,649

Common Stocks – (continued)
Utilities – 3.9%
157,000	Ameren Corp.(a)	$6,418,160
238,000	Duke Energy Corp.(a)	17,657,220
38,900	Entergy Corp.	3,193,301
142,300	PPL Corp.	5,055,919
472,400	TECO Energy, Inc.	8,729,952
259,900	The Southern Co.	11,794,262

		52,848,814

TOTAL INVESTMENTS – 98.3%
(Cost $1,127,253,189)		$1,328,465,263

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		23,332,940

NET ASSETS – 100.0%		$1,351,798,203

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	301	September 2014	$29,383,620	$280,340

WRITTEN OPTIONS CONTRACTS — At June 30, 2014, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Rate	Expiration Month	Value
S&P 500 Index	2,739	$1,975	September 2014	$(8,340,255)
(Premiums Received $8,208,783)

For the six months ended June 30, 2014, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2013	2,799	$8,758,071
Contracts written	5,406	16,500,486
Contracts bought to close	(5,466)	(17,049,774)
Contracts Outstanding June 30, 2014	2,739	$8,208,783

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 97.1%
Australia – 8.3%
192,223	ALS Ltd. (Commercial & Professional Services)	$1,605,654
413,064	AMP Ltd. (Insurance)	2,064,845
203,991	Australia & New Zealand Banking Group Ltd. (Banks)	6,414,396
93,218	Bendigo and Adelaide Bank Ltd. (Banks)	1,072,466
136,327	BHP Billiton Ltd. (Materials)	4,649,386
136,650	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	1,220,142
30,550	Computershare Ltd. (Software & Services)	359,578
333,637	Dexus Property Group (REIT)	349,192
157,650	Federation Centres Ltd. (REIT)	369,973
246,309	GPT Group (REIT)	892,026
25,529	Iluka Resources Ltd. (Materials)	196,163
351,943	Incitec Pivot Ltd. (Materials)	962,195
1,131,767	Metcash Ltd. (Food & Staples Retailing)	2,817,407
223,807	National Australia Bank Ltd. (Banks)	6,917,598
36,132	Orica Ltd. (Materials)	663,614
10,587	Rio Tinto Ltd. (Materials)	593,930
14,950	Suncorp Group Ltd. (Insurance)	190,910
550,085	Tabcorp Holdings Ltd. (Consumer Services)	1,742,239
345,470	Tatts Group Ltd. (Consumer Services)	1,065,125
173,047	Toll Holdings Ltd. (Transportation)	832,804
113,320	Woodside Petroleum Ltd. (Energy)	4,393,575

		39,373,218

Austria – 0.1%
11,071	Raiffeisen Bank International AG (Banks)	352,942

Belgium – 2.2%
38,760	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)(a)	4,453,537
110,562	Belgacom SA (Telecommunication Services)	3,670,295
38,754	Telenet Group Holding NV (Media)*(a)	2,208,661

		10,332,493

Bermuda – 1.1%
132,483	Seadrill Ltd. (Energy)	5,250,381

Denmark – 1.2%
30,658	Coloplast A/S (Health Care Equipment & Services)	2,774,094
30,447	Novo Nordisk A/S (Pharmaceuticals, Biotechnology & Life Sciences)	1,405,219
963	Pandora A/S (Consumer Durables & Apparel)	73,904

Common Stocks – (continued)
Denmark – (continued)
95,344	TDC A/S (Telecommunication Services)	$986,277
4,753	Tryg A/S (Insurance)	480,230

		5,719,724

Finland – 1.8%
12,202	Fortum OYJ (Utilities)	327,648
31,212	Metso OYJ (Capital Goods)(a)	1,181,636
106,760	Nokia OYJ (Technology Hardware & Equipment)	807,827
11,908	Nokian Renkaat OYJ (Automobiles & Components)	464,257
110,555	Orion OYJ (Pharmaceuticals, Biotechnology & Life Sciences)	4,120,692
2,749	Pohjola Bank PLC (Diversified Financials)	59,851
12,601	Stora Enso OYJ (Materials)	122,508
95,758	UPM-Kymmene OYJ (Materials)	1,635,695

		8,720,114

France – 8.6%
2,865	Airbus Group NV (Capital Goods)	192,093
13,285	Alstom SA (Capital Goods)	482,476
51,065	AXA SA (Insurance)	1,220,113
20,965	BNP Paribas SA (Banks)(a)	1,424,756
48,313	Bouygues SA (Capital Goods)	2,010,313
10,253	Cap Gemini SA (Software & Services)	731,693
1,534	Casino Guichard Perrachon SA (Food & Staples Retailing)(a)	203,378
38,970	Credit Agricole SA (Banks)	550,212
12,703	Danone SA (Food, Beverage & Tobacco)	944,576
3,628	Edenred (Commercial & Professional Services)	110,015
11,956	Electricite de France SA (Utilities)	376,469
3,579	Eutelsat Communications SA (Media)	124,369
151,278	GDF Suez (Utilities)(a)	4,167,944
2,506	Imerys SA (Materials)	211,342
1,521	Kering (Consumer Durables & Apparel)	333,663
9,504	Lafarge SA (Materials)	826,460
6,921	Lagardere SCA (Media)	225,497
12,448	L’Oreal SA (Household & Personal Products)(a)	2,143,285
8,154	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	1,573,468
217,745	Orange SA (Telecommunication Services)	3,445,231
7,175	Pernod-Ricard SA (Food, Beverage & Tobacco)	861,865
7,061	Renault SA (Automobiles & Components)	638,277
106,286	Rexel SA (Capital Goods)	2,485,779
3,108	Safran SA (Capital Goods)	203,465
60,491	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	6,429,561
22,267	Societe Generale SA (Banks)	1,167,741
40,738	Total SA (Energy)(a)	2,947,382

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
3,926	Unibail-Rodamco SE (REIT)	$1,142,507
6,244	Veolia Environnement SA (Utilities)	118,953
33,922	Vinci SA (Capital Goods)	2,535,967
24,646	Vivendi SA (Telecommunication Services)*(a)	603,126

		40,431,976

Germany – 8.1%
1,625	adidas AG (Consumer Durables & Apparel)	164,314
1,287	Axel Springer SE (Media)	79,095
48,743	BASF SE (Materials)	5,669,962
23,554	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,322,839
15,144	Bayerische Motoren Werke AG (Automobiles & Components)	1,917,681
74,214	Daimler AG (Registered) (Automobiles & Components)(a)	6,932,670
15,840	Deutsche Bank AG (Registered) (Diversified Financials)	556,697
20,468	Deutsche Boerse AG (Diversified Financials)	1,586,979
28,847	Deutsche Post AG (Registered) (Transportation)	1,041,230
40,069	E.ON SE (Utilities)	826,045
633	Hugo Boss AG (Consumer Durables & Apparel)	94,519
29,127	K+S AG (Registered) (Materials)	956,484
5,218	MAN SE (Capital Goods)	644,876
5,486	Metro AG (Food & Staples Retailing)*	238,944
59,987	ProSiebenSat.1 Media AG (Registered) (Media)	2,669,962
113,885	RWE AG (Utilities)(a)	4,884,315
33,223	SAP AG (Software & Services)	2,559,989
22,897	Siemens AG (Registered) (Capital Goods)(a)	3,023,185
115,320	Telefonica Deutschland Holding AG (Telecommunication Services)*	953,266

		38,123,052

Hong Kong – 2.8%
203,400	AIA Group Ltd. (Insurance)	1,022,006
8,900	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	97,263
437,500	BOC Hong Kong Holdings Ltd. (Banks)	1,267,466
42,000	Cheung Kong Holdings Ltd. (Real Estate)	745,149
30,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	207,244
174,000	Galaxy Entertainment Group Ltd. (Consumer Services)	1,390,691
112,000	Hang Lung Properties Ltd. (Real Estate)	345,389

Common Stocks – (continued)
Hong Kong – (continued)
169,400	Henderson Land Development Co. Ltd. (Real Estate)	$991,428
184,910	Hong Kong & China Gas Co. Ltd. (Utilities)	404,634
92,200	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	1,718,800
23,000	Hutchison Whampoa Ltd. (Capital Goods)	314,561
27,000	Hysan Development Co. Ltd. (Real Estate)	126,458
214,000	Li & Fung Ltd. (Consumer Durables & Apparel)	316,977
92,000	MTR Corp. Ltd. (Transportation)	354,302
137,189	New World Development Co. Ltd. (Real Estate)	156,175
115,500	Power Assets Holdings Ltd. (Utilities)	1,010,964
138,800	Sands China Ltd. (Consumer Services)	1,047,619
155,261	Sino Land Co. Ltd. (Real Estate)	255,578
41,000	SJM Holdings Ltd. (Consumer Services)	102,711
58,200	Swire Properties Ltd. (Real Estate)	170,087
30,500	Techtronic Industries Co. (Consumer Durables & Apparel)	97,774
112,000	Wharf Holdings Ltd. (Real Estate)	806,492
103,600	Wynn Macau Ltd. (Consumer Services)	405,767

		13,355,535

Israel – 0.4%
217,852	Israel Chemicals Ltd. (Materials)	1,866,567

Italy – 2.8%
223,832	Atlantia SpA (Transportation)(a)	6,376,517
83,413	Banca Monte dei Paschi di Siena SpA (Banks)*	161,264
215,912	Eni SpA (Energy)	5,905,123
73,429	Intesa Sanpaolo SpA (Banks)	226,553
538,083	Telecom Italia SpA (Telecommunication Services)	532,263

		13,201,720

Japan – 19.3%
45,200	Advantest Corp. (Semiconductors & Semiconductor Equipment)	559,282
17,400	AEON Financial Service Co. Ltd. (Diversified Financials)	455,080
8,300	Aisin Seiki Co. Ltd. (Automobiles & Components)	330,390
2,000	Alfresa Holdings Corp. (Health Care Equipment & Services)	128,946
11,000	Amada Co. Ltd. (Capital Goods)	112,045
258,000	Aozora Bank Ltd. (Banks)	848,252
159,000	Asahi Glass Co. Ltd. (Capital Goods)	937,414
25,000	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	328,764
46,400	Bridgestone Corp. (Automobiles & Components)	1,625,089

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
115,600	Canon, Inc. (Technology Hardware & Equipment)	$3,778,039
21,500	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	312,291
61,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	637,326
37,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	658,463
10,900	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	203,740
13,500	Daito Trust Construction Co. Ltd. (Real Estate)	1,587,452
332,000	Daiwa Securities Group, Inc. (Diversified Financials)	2,876,540
28,700	Denso Corp. (Automobiles & Components)	1,371,016
4,900	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	205,630
4,200	FANUC Corp. (Capital Goods)	725,289
1,800	Fast Retailing Co. Ltd. (Retailing)	592,973
27,500	Fuji Heavy Industries Ltd. (Automobiles & Components)	762,541
61,000	Fukuoka Financial Group, Inc. (Banks)	294,634
40,100	Hino Motors Ltd. (Capital Goods)	553,233
3,000	Hitachi Construction Machinery Co., Ltd.. (Capital Goods)	59,881
58,600	Honda Motor Co. Ltd. (Automobiles & Components)	2,044,833
63,200	Hoya Corp. (Technology Hardware & Equipment)	2,101,262
91,000	IHI Corp. (Capital Goods)	424,189
11,500	Iida Group Holdings Co. Ltd. (Consumer Durables & Apparel)	174,783
37,000	Isuzu Motors Ltd. (Automobiles & Components)	245,013
197,100	ITOCHU Corp. (Capital Goods)	2,530,328
41,000	J. Front Retailing Co. Ltd. (Retailing)	287,862
23,600	Japan Airlines Co. Ltd. (Transportation)	1,304,832
19,500	Japan Exchange Group, Inc. (Diversified Financials)	480,601
50,700	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,848,629
26,300	JFE Holdings, Inc. (Materials)	543,995
3,000	JGC Corp. (Capital Goods)	91,258
18,500	Kao Corp. (Household & Personal Products)	728,599
64,000	Kawasaki Heavy Industries Ltd. (Capital Goods)	243,980
7,100	KDDI Corp. (Telecommunication Services)	433,196
39,000	Kintetsu Corp. (Transportation)	142,111
29,600	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	427,389
228,000	Kobe Steel Ltd. (Materials)	342,903
38,300	Komatsu Ltd. (Capital Goods)	889,069

Common Stocks – (continued)
Japan – (continued)
24,000	Kubota Corp. (Capital Goods)	$340,567
18,000	Kuraray Co. Ltd. (Materials)	228,298
43,400	Kyushu Electric Power Co., Inc. (Utilities)	488,595
11,100	Lawson, Inc. (Food & Staples Retailing)	833,137
5,800	LIXIL Group Corp. (Capital Goods)	156,982
23,000	Marubeni Corp. (Capital Goods)	168,336
22,000	Marui Group Co. Ltd. (Retailing)	211,370
40,900	Mitsubishi Chemical Holdings Corp. (Materials)	181,393
85,600	Mitsubishi Corp. (Capital Goods)	1,781,715
74,000	Mitsubishi Electric Corp. (Capital Goods)	914,103
36,000	Mitsubishi Estate Co. Ltd. (Real Estate)	889,398
20,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	124,918
357,000	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,191,522
139,200	Mitsui & Co. Ltd. (Capital Goods)	2,231,604
69,000	Mitsui Chemicals, Inc. (Materials)	188,792
41,000	Mitsui Fudosan Co. Ltd. (Real Estate)	1,383,720
794,100	Mizuho Financial Group, Inc. (Banks)	1,632,277
7,800	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	731,489
7,600	Nabtesco Corp. (Capital Goods)	168,196
39,000	NEC Corp. (Technology Hardware & Equipment)	124,469
9,800	Nikon Corp. (Consumer Durables & Apparel)	154,390
800	Nintendo Co. Ltd. (Software & Services)	96,070
90	Nippon Building Fund, Inc. (REIT)	526,221
14,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	81,590
163,500	Nippon Steel & Sumitomo Metal Corp. (Materials)	523,774
368,000	Nippon Yusen Kabushiki Kaisha (Transportation)	1,061,525
127,000	Nissan Motor Co. Ltd. (Automobiles & Components)	1,202,621
7,300	Nitto Denko Corp. (Materials)	341,942
88,900	Nomura Holdings, Inc. (Diversified Financials)	629,706
162,000	NTT DoCoMo, Inc. (Telecommunication Services)	2,765,471
14,900	NTT Urban Development Corp. (Real Estate)	167,800
56,000	Oji Holdings Corp. (Materials)	230,441
4,300	Olympus Corp. (Health Care Equipment & Services)*	147,947
12,300	Oracle Corp. Japan (Software & Services)	538,036
49,400	Panasonic Corp. (Consumer Durables & Apparel)	598,830
8,300	Rakuten, Inc. (Retailing)	107,311

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
79,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	$941,573
9,300	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	533,401
39,300	Sankyo Co. Ltd. (Consumer Durables & Apparel)	1,511,759
14,600	SBI Holdings, Inc. (Diversified Financials)	178,931
13,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	259,942
21,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	243,466
177,200	Sekisui House Ltd. (Consumer Durables & Apparel)	2,431,625
4,400	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	185,459
98,500	Seven Bank Ltd. (Banks)	402,782
7,400	Shin-Etsu Chemical Co. Ltd. (Materials)	449,981
56,700	Shiseido Co. Ltd. (Household & Personal Products)	1,034,151
67,100	Showa Shell Sekiyu KK (Energy)	762,726
20,900	SoftBank Corp. (Telecommunication Services)	1,557,530
25,200	Sony Corp. (Consumer Durables & Apparel)	421,105
79,000	Sumitomo Chemical Co. Ltd. (Materials)	298,635
129,600	Sumitomo Corp. (Capital Goods)	1,748,713
61,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,563,568
281,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,284,309
7,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	300,696
10,000	Sumitomo Rubber Industries Ltd. (Automobiles & Components)	144,535
4,800	Sysmex Corp. (Health Care Equipment & Services)	180,486
63,000	Taiheiyo Cement Corp. (Materials)	254,019
71,100	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,299,946
11,200	Terumo Corp. (Health Care Equipment & Services)	250,912
29,000	The Bank of Yokohama Ltd. (Banks)	167,011
12,400	The Chugoku Electric Power Co., Inc. (Utilities)	168,968
99,500	The Kansai Electric Power Co., Inc. (Utilities)*	937,900
8,000	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	69,253
55,300	Tohoku Electric Power Co., Inc. (Utilities)	647,186
1,200	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	81,785

Common Stocks – (continued)
Japan – (continued)
84,000	Tokyu Corp. (Transportation)	$595,802
28,000	Tokyu Fudosan Holdings Corp. (Real Estate)	221,005
125,000	TonenGeneral Sekiyu KK (Energy)	1,187,208
51,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	394,346
248,000	Toshiba Corp. (Capital Goods)	1,159,259
4,200	Toyoda Gosei Co. Ltd. (Automobiles & Components)	87,306
2,200	Toyota Industries Corp. (Automobiles & Components)	113,675
57,300	Toyota Motor Corp. (Automobiles & Components)	3,430,701
22,400	Trend Micro, Inc. (Software & Services)	738,122
48,700	USS Co. Ltd. (Retailing)	831,226

		91,444,701

Luxembourg – 0.1%
44,379	ArcelorMittal (Materials)	661,609

Netherlands – 4.1%
8,714	Akzo Nobel NV (Materials)	653,369
124,496	Delta Lloyd NV (Insurance)(a)	3,160,895
4,805	Koninklijke Boskalis Westminster NV (Capital Goods)	275,555
1,645	Koninklijke DSM NV (Materials)	119,711
13,488	Koninklijke Philips NV (Capital Goods)	428,086
103,900	Royal Dutch Shell PLC (Energy)	4,515,506
154,845	Royal Dutch Shell PLC (Energy)(a)	6,393,708
88,285	Unilever NV CVA (Food, Beverage & Tobacco)(a)	3,864,506

		19,411,336

New Zealand – 0.1%
172,630	Auckland International Airport Ltd. (Transportation)	589,416

Norway – 0.7%
154,108	Gjensidige Forsikring ASA (Insurance)	2,763,661
64,713	Orkla ASA (Food, Beverage & Tobacco)	575,878

		3,339,539

Singapore – 0.4%
547,000	CapitaCommercial Trust (REIT)	747,104
21,000	City Developments Ltd. (Real Estate)	172,524
254,000	Genting Singapore PLC (Consumer Services)	271,189
197,000	Global Logistic Properties Ltd. (Real Estate)	426,947
183,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	81,616
10,000	Singapore Airlines Ltd. (Transportation)	83,220

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)
62,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	$158,711

		1,941,311

Spain – 4.5%
27,568	Abertis Infraestructuras SA (Transportation)	634,237
34,326	ACS Actividades de Construccion y Servicios SA (Capital Goods)	1,571,108
3,723	Amadeus IT Holding SA (Software & Services)	153,474
367,512	Banco Bilbao Vizcaya Argentaria SA (Banks)	4,684,096
1,033,722	Banco Santander SA (Banks)(a)	10,801,633
19,701	Ferrovial SA (Capital Goods)	438,957
3,042	Repsol SA (Energy)	80,208
160,234	Telefonica SA (Telecommunication Services)(a)	2,750,874

		21,114,587

Sweden – 4.0%
25,228	Boliden AB (Materials)	366,000
49,453	Electrolux AB (Consumer Durables & Apparel)	1,248,030
124,940	Hennes & Mauritz AB (Retailing)	5,454,860
5,533	Industrivarden AB (Diversified Financials)	109,223
69,815	Nordea Bank AB (Banks)	984,248
103,177	Sandvik AB (Capital Goods)	1,409,107
224,493	Skandinaviska Enskilda Banken AB (Banks)	2,996,478
26,455	Skanska AB (Capital Goods)	603,922
8,910	SKF AB (Capital Goods)	227,184
3,967	Svenska Cellulosa AB SCA (Household & Personal Products)	103,316
11,693	Svenska Handelsbanken AB (Banks)	571,783
139,966	Swedbank AB (Banks)	3,707,297
78,882	Telefonaktiebolaget LM Ericsson (Technology Hardware & Equipment)	952,954
15,913	Volvo AB (Capital Goods)	219,068

		18,953,470

Switzerland – 8.5%
34,031	ABB Ltd. (Registered) (Capital Goods)*	783,065
1,994	Cie Financiere Richemont SA (Registered) (Consumer Durables & Apparel)	208,950
130,045	Credit Suisse Group AG (Registered) (Diversified Financials)*	3,698,412
378	Givaudan SA (Registered) (Materials)*	629,720
74,351	Glencore PLC (Materials)*	414,337
5,723	Kuehne + Nagel International AG (Registered) (Transportation)	760,987

Common Stocks – (continued)
Switzerland – (continued)
137,552	Nestle SA (Registered) (Food, Beverage & Tobacco)(a)	$10,658,485
93,124	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	8,433,159
426	Partners Group Holding AG (Diversified Financials)	116,381
14,127	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	4,209,237
219,074	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	1,962,696
6,178	Syngenta AG (Registered) (Materials)	2,282,458
20,819	Zurich Insurance Group AG (Insurance)*	6,270,398

		40,428,285

United Kingdom – 18.0%
33,272	Aberdeen Asset Management PLC (Diversified Financials)	258,218
16,870	AMEC PLC (Energy)	350,303
43,939	Anglo American PLC (Materials)	1,076,874
74,742	Antofagasta PLC (Materials)	976,426
50,287	ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	756,160
16,601	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,235,076
535,025	BAE Systems PLC (Capital Goods)	3,962,788
476,911	Barclays PLC (Banks)	1,737,280
73,753	BHP Billiton PLC (Materials)	2,397,637
103,997	BP PLC ADR (Energy)(a)(b)	5,485,842
68,949	British American Tobacco PLC (Food, Beverage & Tobacco)	4,102,623
44,418	British Land Co. PLC (REIT)	533,710
108,358	Centrica PLC (Utilities)	579,025
114,037	Compass Group PLC (Consumer Services)	1,982,697
47,423	Diageo PLC (Food, Beverage & Tobacco)	1,510,380
41,463	easyJet PLC (Transportation)	968,273
630,237	Friends Life Group Ltd. (Insurance)	3,398,377
253,718	G4S PLC (Commercial & Professional Services)	1,107,687
153,189	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)(b)	8,192,548
1,085,891	HSBC Holdings PLC (Banks)(a)	11,016,449
452,283	ICAP PLC (Diversified Financials)	2,938,452
36,969	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	1,663,164
40,156	Inmarsat PLC (Telecommunication Services)	513,257
8,177	Land Securities Group PLC (REIT)	144,892
27,368	Legal & General Group PLC (Insurance)	105,435
647,980	Lloyds Banking Group PLC (Banks)*	823,630

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
132,560	Marks & Spencer Group PLC (Retailing)	$964,282
279,518	Melrose Industries PLC (Capital Goods)	1,243,829
54,298	Pearson PLC (Media)	1,072,361
286,770	Persimmon PLC (Consumer Durables & Apparel)*	3,294,652
15,317	Reckitt Benckiser Group PLC (Household & Personal Products)	1,335,568
71,344	Rio Tinto PLC (Materials)	3,852,167
9,279	SABMiller PLC (Food, Beverage & Tobacco)	537,764
27,557	Segro PLC (REIT)	162,679
49,848	SSE PLC (Utilities)	1,335,381
124,464	Standard Chartered PLC (Banks)	2,544,055
48,254	Standard Life PLC (Insurance)	308,704
102,230	Unilever PLC (Food, Beverage & Tobacco)	4,634,034
160,011	Vodafone Group PLC ADR (Telecommunication Services)(a)(b)	5,342,767
51,959	William Hill PLC (Consumer Services)	291,726
56,937	WM Morrison Supermarkets PLC (Food & Staples Retailing)	178,569

		84,915,741

TOTAL COMMON STOCKS
(Cost $446,116,869)		$459,527,717

Preferred Stocks – 0.2%
Germany – 0.2%
5,593	Bayerische Motoren Werke AG(a) (Automobiles & Components)	$535,487
1,129	Porsche Automobil Holding SE (Automobiles & Components)	117,385
484	Volkswagen AG (Automobiles & Components)	126,768

TOTAL PREFERRED STOCKS
(Cost $555,803)		$779,640

TOTAL INVESTMENTS – 97.3%
(Cost $446,672,672)		$460,307,357

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%		12,922,418

NET ASSETS – 100.0%		$473,229,775

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	139	September 2014	$6,151,553	$(77,848)
FTSE 100 Index	25	September 2014	2,871,301	(8,711)
TSE TOPIX Index	22	September 2014	2,741,721	56,822
TOTAL				$(29,737)

WRITTEN OPTIONS CONTRACTS — At June 30, 2014, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Rate	Expiration Month	Value
Nikkei-225 Stock Average	283	JPY 15,250	September 2014	$(1,145,353)
EURO STOXX 50 Index	2,198	EUR 3,350	September 2014	(1,011,266)
FTSE 100 Index	397	GBP 6,900	September 2014	(302,345)
Total (Premiums Received $3,524,662)	2,878			$(2,458,964)

For the six months ended June 30, 2014, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2013	2,440	$3,970,972
Contracts written	5,591	6,715,774
Contracts expired	(868)	(3,138,380)
Contracts bought to close	(4,285)	(4,023,704)
Contracts Outstanding June 30, 2014	2,878	$3,524,662

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 94.1%
Automobiles & Components – 1.1%
58,680	BorgWarner, Inc.	$3,825,349
16,019	General Motors Co.	581,490
92,927	Gentex Corp.	2,703,246

		7,110,085

Banks – 4.7%
52,986	Citigroup, Inc.	2,495,641
7,860	Hancock Holding Co.	277,615
153,495	JPMorgan Chase & Co.	8,844,382
67,338	The PNC Financial Services Group, Inc.	5,996,449
15,761	U.S. Bancorp	682,766
245,185	Wells Fargo & Co.	12,886,924

		31,183,777

Capital Goods – 7.7%
31,608	Alliant Techsystems, Inc.	4,232,943
2,900	Danaher Corp.	228,317
20,780	Donaldson Co., Inc.	879,410
168,234	General Electric Co.	4,421,190
9,481	Honeywell International, Inc.	881,259
3,718	Hyster-Yale Materials Handling, Inc.	329,192
73,341	Illinois Tool Works, Inc.	6,421,681
49,459	L-3 Communications Holdings, Inc.	5,972,174
29,272	Lockheed Martin Corp.	4,704,889
64,168	Raytheon Co.	5,919,498
37,020	Spirit AeroSystems Holdings, Inc. Class A*	1,247,574
9,368	TAL International Group, Inc.*	415,565
23,061	Taser International, Inc.*	306,711
56,217	The Boeing Co.	7,152,489
13,054	Trex Co., Inc.*	376,216
18,029	United Technologies Corp.	2,081,448
26,059	WABCO Holdings, Inc.*	2,783,622
23,184	Watsco, Inc.	2,382,388

		50,736,566

Commercial & Professional Services – 0.5%
9,909	Kforce, Inc.	214,530
17,718	Manpowergroup, Inc.	1,503,372
58,295	Steelcase, Inc. Class A	882,003
8,764	Waste Management, Inc.	392,014

		2,991,919

Consumer Durables & Apparel – 2.6%
9,843	Columbia Sportswear Co.	813,524
104,934	Garmin Ltd.(a)	6,390,481
3,479	Harman International Industries, Inc.	373,749
33,386	Hasbro, Inc.	1,771,127
81,639	NIKE, Inc. Class B	6,331,105
1,147	NVR, Inc.*	1,319,738
6,113	Sturm, Ruger & Co., Inc.(a)	360,728

		17,360,452

Common Stocks – (continued)
Consumer Services – 3.1%
38,746	Boyd Gaming Corp.*	$469,989
52,566	Carnival Corp.	1,979,110
24,309	Las Vegas Sands Corp.	1,852,832
6,048	Marriott International, Inc. Class A	387,677
71,306	McDonald’s Corp.	7,183,366
24,592	Papa John’s International, Inc.	1,042,455
17,760	Starbucks Corp.	1,374,269
5,310	Wyndham Worldwide Corp.	402,073
26,107	Wynn Resorts Ltd.	5,418,769

		20,110,540

Diversified Financials – 2.5%
12,435	Ameriprise Financial, Inc.	1,492,200
38,603	Berkshire Hathaway, Inc. Class B*	4,885,596
28,423	BGC Partners, Inc. Class A	211,467
43,055	Capital One Financial Corp.	3,556,343
14,466	CBOE Holdings, Inc.	711,849
13,256	Morgan Stanley	428,566
11,360	PHH Corp.*	261,053
163,531	TD Ameritrade Holding Corp.	5,126,697

		16,673,771

Energy – 6.5%
11,675	Apache Corp.	1,174,739
18,486	Baker Hughes, Inc.	1,376,283
13,897	Chevron Corp.	1,814,253
95,472	ConocoPhillips	8,184,815
3,223	Core Laboratories NV	538,434
34,463	Devon Energy Corp.	2,736,362
7,714	EOG Resources, Inc.	901,458
6,150	Exterran Holdings, Inc.	276,689
68,894	Exxon Mobil Corp.	6,936,248
40,501	Green Plains, Inc.	1,331,268
5,681	Helmerich & Payne, Inc.	659,621
42,992	Hess Corp.	4,251,479
44,514	Marathon Petroleum Corp.	3,475,208
2,426	Occidental Petroleum Corp.	248,980
20,582	PBF Energy, Inc. Class A	548,510
38,803	Phillips 66	3,120,925
86,449	Valero Energy Corp.	4,331,095
20,542	Western Refining, Inc.	771,352

		42,677,719

Food & Staples Retailing – 1.5%
116,275	CVS Caremark Corp.	8,763,647
31,304	Safeway, Inc.	1,074,979
4,392	The Andersons, Inc.	226,539

		10,065,165

Food, Beverage & Tobacco – 4.4%
67,825	Archer-Daniels-Midland Co.	2,991,761
29,998	Keurig Green Mountain, Inc.	3,738,051
19,866	Lancaster Colony Corp.	1,890,449
21,314	Mead Johnson Nutrition Co.	1,985,825
26,705	Philip Morris International, Inc.	2,251,498

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
254,314	Pilgrim’s Pride Corp.*	$6,958,031
54,013	Sanderson Farms, Inc.	5,250,064
12,845	The Hershey Co.	1,250,718
65,319	Tyson Foods, Inc. Class A	2,452,075

		28,768,472

Health Care Equipment & Services – 4.5%
93,269	Abbott Laboratories(b)	3,814,702
12,250	Becton, Dickinson and Co.	1,449,175
205,911	Boston Scientific Corp.*	2,629,483
20,463	Cardinal Health, Inc.	1,402,943
36,357	McKesson Corp.	6,770,037
128,246	Medtronic, Inc.	8,176,965
75,971	St. Jude Medical, Inc.	5,260,992

		29,504,297

Household & Personal Products – 1.6%
20,503	Kimberly-Clark Corp.	2,280,344
34,866	Nu Skin Enterprises, Inc. Class A	2,578,689
50,325	The Clorox Co.	4,599,705
8,185	The Procter & Gamble Co.	643,259
5,291	USANA Health Sciences, Inc.*(a)	413,439

		10,515,436

Insurance – 3.4%
22,279	Aflac, Inc.(b)	1,386,868
44,179	Allied World Assurance Co. Holdings AG	1,679,685
46,306	Amtrust Financial Services, Inc.(a)	1,936,054
4,418	Argo Group International Holdings Ltd.	225,804
26,042	Aspen Insurance Holdings Ltd.	1,182,828
2,261	Everest Re Group Ltd.	362,868
17,026	Marsh & McLennan Companies, Inc.	882,287
12,012	MetLife, Inc.	667,387
64,085	Prudential Financial, Inc.	5,688,825
11,861	Reinsurance Group of America, Inc.	935,833
78,128	The Travelers Companies, Inc.	7,349,501
10,305	Unum Group	358,202

		22,656,142

Materials – 2.7%
5,471	Allegheny Technologies, Inc.	246,742
23,744	Globe Specialty Metals, Inc.	493,400
66,105	LyondellBasell Industries NV Class A	6,455,153
14,360	Minerals Technologies, Inc.	941,729
74,710	Olin Corp.	2,011,193
6,258	Packaging Corp. of America	447,385
30,447	PPG Industries, Inc.	6,398,437
25,080	SunCoke Energy, Inc.*	539,220

		17,533,259

Media – 2.8%
81,873	Comcast Corp. Class A	4,384,675
86,959	DIRECTV*	7,392,384
14,898	Regal Entertainment Group Class A(a)	314,348

Common Stocks – (continued)
Media – (continued)
8,529	Time Warner Cable, Inc.	$1,256,322
62,130	Viacom, Inc. Class B	5,388,535

		18,736,264

Pharmaceuticals, Biotechnology & Life Sciences – 10.9%
77,032	AbbVie, Inc.	4,347,686
15,723	Actavis PLC*	3,507,015
28,864	Alexion Pharmaceuticals, Inc.*	4,510,000
19,843	Amgen, Inc.	2,348,816
16,914	Biogen Idec, Inc.*	5,333,154
48,696	Cambrex Corp.*	1,008,007
13,570	Celgene Corp.*	1,165,392
102,197	Gilead Sciences, Inc.*	8,473,153
144,250	Johnson & Johnson	15,091,435
138,561	Merck & Co., Inc.	8,015,754
31,704	PDL BioPharma, Inc.(a)	306,895
405,768	Pfizer, Inc.	12,043,194
16,654	Pharmacyclics, Inc.*	1,494,030
14,856	Questcor Pharmaceuticals, Inc.(a)	1,374,032
4,670	United Therapeutics Corp.*	413,248
28,865	Vertex Pharmaceuticals, Inc.*	2,732,938

		72,164,749

Real Estate – 3.0%
53,031	American Tower Corp. (REIT)	4,771,729
43,919	Annaly Capital Management, Inc. (REIT)	501,994
15,622	Apartment Investment & Management Co. Class A (REIT)	504,122
197,661	Capstead Mortgage Corp. (REIT)(a)	2,599,242
41,224	CBRE Group, Inc. Class A*	1,320,817
30,992	Crown Castle International Corp. (REIT)	2,301,466
16,546	Equity Lifestyle Properties, Inc. (REIT)	730,671
13,450	Equity Residential (REIT)	847,350
28,074	Extra Space Storage, Inc. (REIT)	1,494,940
7,862	Hospitality Properties Trust (REIT)	239,005
22,966	Public Storage (REIT)	3,935,214
20,195	The Geo Group, Inc. (REIT)	721,622

		19,968,172

Retailing – 4.1%
10,897	AutoZone, Inc.*	5,842,905
57,272	GameStop Corp. Class A(a)	2,317,798
178,063	Liberty Interactive Corp. Series A*	5,227,930
16,726	Lowe’s Companies, Inc.	802,681
5,167	Lumber Liquidators Holdings, Inc.*	392,434
37,334	O’Reilly Automotive, Inc.*	5,622,500
5,544	The Priceline Group, Inc.*	6,669,432
2,503	TripAdvisor, Inc.*	271,976

		27,147,656

Semiconductors & Semiconductor Equipment – 4.4%
18,548	Advanced Energy Industries, Inc.*	357,049
181,233	Broadcom Corp. Class A	6,727,369

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
41,761	Intel Corp.	$1,290,415
42,708	Lam Research Corp.	2,886,207
260,998	Micron Technology, Inc.*	8,599,884
78,832	SunPower Corp.*(a)	3,230,535
117,298	Texas Instruments, Inc.	5,605,671

		28,697,130

Software & Services – 8.4%
89,702	Activision Blizzard, Inc.	2,000,355
31,239	Amdocs Ltd.	1,447,296
25,773	Aspen Technology, Inc.*	1,195,867
9,155	Constant Contact, Inc.*	293,967
25,148	eBay, Inc.*	1,258,909
11,331	Google, Inc. Class A*	6,624,896
11,331	Google, Inc. Class C*	6,518,498
7,365	IAC/InterActiveCorp	509,879
92,280	Mastercard, Inc. Class A	6,779,812
36,898	Mentor Graphics Corp.	795,890
89,598	Microsoft Corp.(b)	3,736,237
212,944	Oracle Corp.	8,630,620
17,420	Pandora Media, Inc.*	513,890
10,026	Shutterstock, Inc.*(a)	831,957
89,564	Take-Two Interactive Software, Inc.*	1,991,903
7,333	TeleTech Holdings, Inc.*	212,584
12,293	VeriSign, Inc.*	600,021
6,244	VistaPrint NV*(a)	252,632
11,116	VMware, Inc. Class A*	1,076,140
256,360	Xerox Corp.	3,189,118
50,292	Zillow, Inc. Class A*(a)	7,188,236

		55,648,707

Technology Hardware & Equipment – 6.3%
130,410	Apple, Inc.(b)	12,119,001
58,531	Benchmark Electronics, Inc.*	1,491,370
29,610	Ciena Corp.*	641,353
337,676	Corning, Inc.	7,411,988
34,310	Daktronics, Inc.	408,975
24,038	EchoStar Corp. Class A*	1,272,572
10,830	EMC Corp.	285,262
6,000	FLIR Systems, Inc.	208,380
3,680	Harris Corp.	278,760
165,813	Hewlett-Packard Co.	5,584,582
25,521	Lexmark International, Inc. Class A	1,229,110
88,249	QUALCOMM, Inc.	6,989,321
17,811	SanDisk Corp.	1,859,914
17,200	Western Digital Corp.	1,587,560

		41,368,148

Telecommunication Services – 1.8%
137,001	AT&T, Inc.(b)	4,844,397
149,353	Verizon Communications, Inc.	7,307,842

		12,152,239

Transportation – 2.9%
12,321	Alaska Air Group, Inc.	1,171,111
14,103	Allegiant Travel Co.	1,660,910

Common Stocks – (continued)
Transportation – (continued)
154,374	American Airlines Group, Inc.*	$6,631,907
11,928	ArcBest Corp.	518,987
15,629	CSX Corp.	481,529
28,966	Delta Air Lines, Inc.	1,121,563
3,220	FedEx Corp.	487,444
51,198	Hertz Global Holdings, Inc.*	1,435,080
5,745	Saia, Inc.*	252,378
30,565	Spirit Airlines, Inc.*	1,932,931
19,376	Union Pacific Corp.	1,932,756
16,477	United Parcel Service, Inc. Class B	1,691,529

		19,318,125

Utilities – 2.7%
9,873	American Water Works Co., Inc.	488,220
113,422	Edison International	6,590,953
68,958	Entergy Corp.	5,660,762
136,313	Exelon Corp.	4,972,698

		17,712,633

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $446,335,445)		$620,801,423

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 3.9%
Goldman Sachs Financial Square Money Market Fund – FST Shares
25,485,950	0.066%	$25,485,950
(Cost $25,485,950)

TOTAL INVESTMENTS – 98.0%
(Cost $471,821,395)		$646,287,373

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		13,288,282

NET ASSETS – 100.0%		$659,575,655

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2014.
(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	30	September 2014	$3,570,900	$57,673
S&P 500 E-mini Index	374	September 2014	36,509,880	261,977
TOTAL				$319,650

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – 90.9%
Australia – 8.3%
104,509	Australia & New Zealand Banking Group Ltd. (Banks)	$3,286,234
103,253	BHP Billiton Ltd. (Materials)	3,521,409
30,957	BlueScope Steel Ltd. (Materials)*	158,554
15,839	Challenger Ltd. (Diversified Financials)	111,105
357,317	Dexus Property Group (REIT)	373,976
750,907	Envestra Ltd. (Utilities)	961,996
229,535	GPT Group (REIT)	831,278
38,244	National Australia Bank Ltd. (Banks)	1,182,075
22,980	NIB Holdings Ltd. (Insurance)	70,630
138,010	Origin Energy Ltd. (Energy)	1,902,270
38,948	Ramsay Health Care Ltd. (Health Care Equipment & Services)	1,672,859
2,605	REA Group Ltd. (Media)	104,956
22,865	Rio Tinto Ltd. (Materials)	1,282,726
122,870	Santos Ltd. (Energy)	1,652,922
59,665	Sonic Healthcare Ltd. (Health Care Equipment & Services)	976,011
387,712	Telstra Corp. Ltd. (Telecommunication Services)	1,904,739
91,229	Westpac Banking Corp. (Banks)	2,918,063
54,356	Woodside Petroleum Ltd. (Energy)	2,107,458

		25,019,261

Austria – 0.3%
1,532	ams AG (Semiconductors & Semiconductor Equipment)	254,291
14,397	OMV AG (Energy)	650,384

		904,675

Belgium – 0.9%
6,916	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	794,651
4,659	Bekaert SA NV (Materials)	174,100
33,506	KBC Groep NV (Banks)*	1,822,764

		2,791,515

Bermuda – 0.2%
29,270	Catlin Group Ltd. (Insurance)	267,855
15,579	Hiscox Ltd. (Insurance)	188,499

		456,354

China – 0.1%
64,000	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	416,516

Denmark – 0.5%
9,877	GN Store Nord A/S (Health Care Equipment & Services)	283,061
4,653	H Lundbeck A/S (Pharmaceuticals, Biotechnology & Life Sciences)	114,512
5,510	Novo Nordisk A/S (Pharmaceuticals, Biotechnology & Life Sciences)	254,303
15,764	Vestas Wind Systems A/S (Capital Goods)*	795,430

		1,447,306

Common Stocks – (continued)
Finland – 1.3%
34,490	Fortum OYJ (Utilities)	$926,125
79,916	Neste Oil OYJ (Energy)	1,559,363
29,242	Orion OYJ (Pharmaceuticals, Biotechnology & Life Sciences)	1,089,930
15,663	Ramirent OYJ (Capital Goods)	175,086
12,357	Rautaruukki OYJ (Materials)*	173,379

		3,923,883

France – 11.1%
40,355	AXA SA (Insurance)	964,216
34,896	BNP Paribas SA (Banks)	2,371,489
1,201	Ciments Francais SA (Materials)	130,740
985	Compagnie de Saint-Gobain (Capital Goods)	55,576
26,635	Compagnie Generale des Etablissements Michelin (Automobiles & Components)	3,180,278
134,669	Credit Agricole SA (Banks)	1,901,373
4,219	Danone SA (Food, Beverage & Tobacco)	313,718
8,371	Electricite de France SA (Utilities)	263,585
7,096	Fonciere Des Regions (REIT)	769,723
10,418	Gecina SA (REIT)	1,517,948
5,792	Lagardere SCA (Media)	188,713
60,073	Legrand SA (Capital Goods)	3,678,906
256,592	Natixis (Banks)	1,646,782
24,447	Plastic Omnium SA (Automobiles & Components)	766,803
19,402	Renault SA (Automobiles & Components)	1,753,838
24,451	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	2,598,886
5,699	Schneider Electric SE (Capital Goods)	537,378
89,669	Suez Environnement Co. (Utilities)	1,715,384
4,921	Thales SA (Capital Goods)	297,545
68,318	Total SA (Energy)	4,942,786
7,433	Valeo SA (Automobiles & Components)	997,320
34,300	Vinci SA (Capital Goods)	2,564,226

		33,157,213

Germany – 6.7%
6,330	Allianz SE (Registered) (Insurance)	1,056,565
6,307	BASF SE (Materials)	733,653
15,296	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,157,856
42,402	Celesio AG (Health Care Equipment & Services)*	1,507,805
8,158	Continental AG (Automobiles & Components)	1,886,217
594	Daimler AG (Registered) (Automobiles & Components)	55,488
65,679	Deutsche Lufthansa AG (Registered) (Transportation)(a)	1,409,935
22,764	Drillisch AG (Telecommunication Services)	904,419
123,094	E.ON SE (Utilities)	2,537,652

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
47,591	Freenet AG (Telecommunication Services)	$1,511,360
706	Henkel AG & Co. KGaA (Household & Personal Products)	70,999
9,843	Hochtief AG (Capital Goods)	851,894
1,971	KUKA AG (Capital Goods)	119,189
21,217	Leoni AG (Automobiles & Components)	1,685,924
4,970	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	430,982
78,764	Nordex SE (Capital Goods)*	1,744,582
5,007	OSRAM Licht AG (Capital Goods)*	252,150
4,580	ProSiebenSat.1 Media AG (Registered) (Media)(a)	203,851
18,955	United Internet AG (Registered) (Software & Services)	832,734
1,096	XING AG (Software & Services)	135,485

		20,088,740

Hong Kong – 3.2%
168,000	AIA Group Ltd. (Insurance)	844,135
81,500	BOC Hong Kong Holdings Ltd. (Banks)	236,111
115,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	794,436
27,000	CLP Holdings Ltd. (Utilities)	221,803
16,100	Hang Seng Bank Ltd. (Banks)	262,905
502,700	Hong Kong & China Gas Co. Ltd. (Utilities)	1,100,045
171,000	Hutchison Whampoa Ltd. (Capital Goods)	2,338,692
99,600	MGM China Holdings Ltd. (Consumer Services)	345,425
1,867,000	Noble Group Ltd. (Capital Goods)	2,054,997
243,000	SJM Holdings Ltd. (Consumer Services)	608,750
35,000	Swire Pacific Ltd. (Real Estate)	430,792
32,000	Wheelock & Co. Ltd. (Real Estate)	133,588
70,000	Wynn Macau Ltd. (Consumer Services)	274,167

		9,645,846

India – 0.1%
18,291	Vedanta Resources PLC (Materials)	346,896

Ireland – 1.5%
117,856	James Hardie Industries PLC CDI (Materials)	1,537,532
38,332	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	3,006,880
51,264	Total Produce PLC (Food & Staples Retailing)	77,917

		4,622,329

Israel – 0.0%
6,854	Mizrahi Tefahot Bank Ltd. (Banks)	88,612

Common Stocks – (continued)
Italy – 2.4%
60,296	A2A SpA (Utilities)(a)	$69,438
6,149	ASTM SpA (Transportation)	97,275
7,358	Banca IFIS SpA (Diversified Financials)	136,626
625,815	Banca Popolare di Milano Scarl (Banks)*	560,273
12,564	Credito Emiliano SpA (Banks)	112,268
27,209	Enel SpA (Utilities)	158,265
1,626	Exor SpA (Diversified Financials)	66,702
18,973	Gtech SpA (Consumer Services)(a)	463,568
783,918	Intesa Sanpaolo SpA (Banks)	2,307,955
200,071	Iren SpA (Utilities)	308,731
131,653	Mediaset SpA (Media)*	641,195
288,727	UniCredit SpA (Banks)	2,414,154

		7,336,450

Japan – 18.3%
19,800	Accordia Golf Co. Ltd. (Consumer Services)	262,806
14,200	AEON Financial Service Co. Ltd. (Diversified Financials)	371,388
2,800	Aisin Seiki Co. Ltd. (Automobiles & Components)	111,457
2,500	Alfresa Holdings Corp. (Health Care Equipment & Services)	161,182
21,000	Amada Co. Ltd. (Capital Goods)	213,904
3,500	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	109,910
177,400	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,332,911
33,800	Avex Group Holdings, Inc. (Media)	595,546
14,400	Bandai Namco Holdings, Inc. (Consumer Durables & Apparel)	337,617
5,800	Bridgestone Corp. (Automobiles & Components)	203,136
32,000	Calbee, Inc. (Food, Beverage & Tobacco)	881,907
13,400	Capcom Co. Ltd. (Software & Services)	227,199
3,800	Central Japan Railway Co. (Transportation)	542,443
25,100	Coca-Cola West Co. Ltd. (Food, Beverage & Tobacco)	432,844
1,100	Cosmos Pharmaceutical Corp. (Food & Staples Retailing)	116,095
25,000	Daihen Corp. (Capital Goods)	116,845
111,900	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,091,607
41,000	Daiwa Securities Group, Inc. (Diversified Financials)	355,235
11,700	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	207,301
12,000	East Japan Railway Co. (Transportation)	945,505
4,000	Electric Power Development Co. Ltd. (Utilities)	129,803
18,900	FIDEA Holdings Co. Ltd. (Banks)	39,004

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
24,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	$665,490
14,700	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	410,286
7,000	Fujitsu General Ltd. (Consumer Durables & Apparel)	77,216
16,000	Fujitsu Ltd. (Software & Services)	119,886
1,100	Fuyo General Lease Co. Ltd. (Diversified Financials)	49,190
12,600	Heiwa Real Estate Co. Ltd. (Real Estate)	202,854
2,800	HIS Co. Ltd. (Consumer Services)	90,436
7,500	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	335,378
68,000	Hitachi Ltd. (Technology Hardware & Equipment)	498,377
79,500	Honda Motor Co. Ltd. (Automobiles & Components)	2,774,134
4,900	ITOCHU Corp. (Capital Goods)	62,905
26,700	Japan Airlines Co. Ltd. (Transportation)	1,476,230
4,600	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	81,324
10,200	JTEKT Corp. (Capital Goods)	172,103
10,400	Kao Corp. (Household & Personal Products)	409,591
165,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	345,564
6,500	KDDI Corp. (Telecommunication Services)	396,588
7,000	Kinden Corp. (Capital Goods)	68,116
35,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	505,359
21,900	Konica Minolta, Inc. (Technology Hardware & Equipment)	216,462
4,500	Kuroda Electric Co. Ltd. (Capital Goods)	69,434
4,100	Kyocera Corp. (Technology Hardware & Equipment)	194,684
17,800	Kyokuto Securities Co. Ltd. (Diversified Financials)(a)	308,505
7,700	Kyushu Electric Power Co., Inc. (Utilities)	86,686
3,600	Mandom Corp. (Household & Personal Products)	128,091
14,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	46,560
5,900	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	204,215
3,600	Melco Holdings, Inc. (Technology Hardware & Equipment)	73,069
126,000	Mitsubishi Electric Corp. (Capital Goods)	1,556,445
520,900	Mitsubishi UFJ Financial Group, Inc. (Banks)	3,197,658
102,300	Mitsui & Co. Ltd. (Capital Goods)	1,640,036
57,000	Mitsui Fudosan Co. Ltd. (Real Estate)	1,923,708

Common Stocks – (continued)
Japan – (continued)
12,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	$45,362
204,600	Mizuho Financial Group, Inc. (Banks)	420,556
38,000	Nippon Formula Feed Manufacturing Co. Ltd. (Food, Beverage & Tobacco)	43,848
43,600	Nippon Light Metal Holdings Co. Ltd. (Materials)	66,410
8,100	Nippon Paper Industries Co. Ltd. (Materials)	152,337
19,700	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	1,227,859
35,900	Nissan Motor Co. Ltd. (Automobiles & Components)	339,954
2,400	Nissin Foods Holdings Co. Ltd. (Food, Beverage & Tobacco)	123,392
2,100	Noevir Holdings Co. Ltd. (Household & Personal Products)	42,145
64,600	Nomura Holdings, Inc. (Diversified Financials)	457,582
7,400	Nomura Real Estate Holdings, Inc. (Real Estate)	140,161
2,500	NS Solutions Corp. (Software & Services)	68,273
22,500	NTT Data Corp. (Software & Services)	865,271
4,000	Paltac Corp. (Retailing)	56,348
21,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	250,292
3,000	Riso Kagaku Corp. (Technology Hardware & Equipment)	85,087
13,200	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	757,085
53,100	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	825,962
21,000	Ryobi Ltd. (Capital Goods)	70,973
13,000	Sankyu, Inc. (Transportation)	65,853
7,500	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	422,513
50,300	Seiko Epson Corp. (Technology Hardware & Equipment)	2,139,973
19,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	220,279
28,900	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,218,130
57,200	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,194,714
7,900	Showa Corp. (Automobiles & Components)	96,246
174,000	Showa Denko KK (Materials)	247,573
17,000	SKY Perfect JSAT Holdings, Inc. (Media)	99,685
11,800	SoftBank Corp. (Telecommunication Services)	879,371
43,500	Sumitomo Corp. (Capital Goods)	586,952

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
139,100	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$1,600,836
40,500	Sumitomo Electric Industries Ltd. (Capital Goods)	570,138
15,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	71,399
21,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	910,465
202,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	923,240
8,500	T&D Holdings, Inc. (Insurance)	115,613
16,400	The Chugoku Electric Power Co., Inc. (Utilities)	223,474
28,200	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	420,254
24,600	The Kansai Electric Power Co., Inc. (Utilities)*	231,883
12,000	The Nippon Road Co. Ltd. (Capital Goods)	67,545
20,300	Tohoku Electric Power Co., Inc. (Utilities)	237,575
54,600	Tokio Marine Holdings, Inc. (Insurance)	1,797,091
18,000	Tokyo Tatemono Co. Ltd. (Real Estate)	166,723
1,800	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	73,350
26,800	Toyota Motor Corp. (Automobiles & Components)	1,604,586
8,200	Trend Micro, Inc. (Software & Services)	270,205
9,800	Tv Tokyo Holdings Corp. (Media)	153,260
17,200	Unicharm Corp. (Household & Personal Products)	1,025,487
2,900	Wacom Co. Ltd. (Technology Hardware & Equipment)(a)	16,552
43,400	West Japan Railway Co. (Transportation)	1,911,791

		54,773,878

Luxembourg – 0.2%
14,441	Aperam (Materials)*	487,648

Netherlands – 3.9%
5,125	Eurocommercial Properties NV CVA (Real Estate)	253,016
2,877	Heineken Holding NV (Food, Beverage & Tobacco)	189,062
127,308	ING Groep NV CVA (Diversified Financials)*	1,786,448
92,664	Koninklijke Ahold NV (Food & Staples Retailing)	1,737,551
25,722	Randstad Holding NV (Commercial & Professional Services)	1,394,368
86,111	Royal Dutch Shell PLC Class A (Energy)	3,555,655

Common Stocks – (continued)
Netherlands – (continued)
58,022	Royal Dutch Shell PLC Class B (Energy)	$2,521,643
3,382	Vastned Retail NV	172,283

		11,610,026

Norway – 2.2%
13,288	DNB ASA (Banks)	242,789
47,005	Gjensidige Forsikring ASA (Insurance)	842,953
85,559	Kongsberg Automotive Holding ASA (Automobiles & Components)*	98,843
341,451	Norsk Hydro ASA (Materials)	1,828,330
49,336	Orkla ASA (Food, Beverage & Tobacco)	439,039
29,392	Statoil ASA (Energy)	903,477
14,758	Telenor ASA (Telecommunication Services)	336,017
38,335	Yara International ASA (Materials)	1,920,547

		6,611,995

Portugal – 0.1%
1,152,180	Banco Comercial Portugues SA (Banks)*(a)	301,141

Singapore – 1.7%
224,000	Cityspring Infrastructure Trust (Utilities)	85,368
56,504	DBS Group Holdings Ltd. (Banks)	759,962
80,000	Fortune Real Estate Investment Trust (REIT)	70,218
26,000	Jardine Cycle & Carriage Ltd. (Retailing)	924,039
109,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	836,044
120,000	Singapore Telecommunications Ltd. (Telecommunication Services)	370,883
6,000	United Overseas Bank Ltd. (Banks)	108,496
69,000	UOL Group Ltd. (Real Estate)	361,175
609,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	1,558,954

		5,075,139

Spain – 4.6%
2,482	ACS Actividades de Construccion y Servicios SA (Capital Goods)	113,602
89,214	Amadeus IT Holding SA (Software & Services)	3,677,694
70,257	Banco Bilbao Vizcaya Argentaria SA (Banks)	895,455
22,193	Banco Popular Espanol SA (Banks)	148,257
31,184	Banco Santander SA (Banks)	325,850
7,739	Bankinter SA (Banks)	60,565
72,980	Ferrovial SA (Capital Goods)	1,626,063
146,656	Gamesa Corp. Tecnologica SA (Capital Goods)*	1,829,169
65,638	Gas Natural SDG SA (Utilities)(a)	2,073,717

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
6,472	Grupo Catalana Occidente SA (Insurance)	$234,930
93,447	Iberdrola SA (Utilities)	714,827
23,745	Mediaset Espana Comunicacion SA (Media)*	277,101
65,213	Repsol SA (Energy)(a)	1,719,450

		13,696,680

Sweden – 3.3%
4,588	Axfood AB (Food & Staples Retailing)	249,191
4,019	Hennes & Mauritz AB (Retailing)	175,469
5,747	NCC AB (Capital Goods)	197,807
216,928	Nordea Bank AB (Banks)	3,058,240
157,156	Skandinaviska Enskilda Banken AB (Banks)	2,097,680
80,133	Skanska AB (Capital Goods)	1,829,297
18,969	Swedbank AB (Banks)	502,434
52,299	Swedish Match AB (Food, Beverage & Tobacco)	1,815,951

		9,926,069

Switzerland – 5.9%
19,312	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	2,444,315
3,776	Basilea Pharmaceutica (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	439,992
3,524	EMS-Chemie Holding AG (Registered) (Materials)	1,406,237
5,140	Geberit AG (Registered) (Capital Goods)	1,803,080
65	Gurit Holding AG (Materials)*	32,910
5,582	Kudelski SA (Technology Hardware & Equipment)	97,835
24	Lindt & Spruengli AG (Registered) (Food, Beverage & Tobacco)	1,482,544
1,606	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	174,650
9,857	Nestle SA (Registered) (Food, Beverage & Tobacco)	763,789
14,028	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,270,353
75,899	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	1,098,623
12,762	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,791,976
64	Sika AG (Materials)	261,479
26,181	Swiss Re AG (Insurance)*	2,327,942
1,267	U-Blox AG (Semiconductors & Semiconductor Equipment)*	167,902

		17,563,627

Common Stocks – (continued)
United Kingdom – 14.1%
16,828	Aberdeen Asset Management PLC (Diversified Financials)	$130,599
4,294	Admiral Group PLC (Insurance)	113,777
20,255	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,506,925
69,647	BAE Systems PLC (Capital Goods)	515,857
54,919	Barclays PLC (Banks)	200,058
17,962	BHP Billiton PLC (Materials)	583,927
6,399	Bodycote PLC (Capital Goods)	75,224
82,396	BP PLC ADR (Energy)(b)	4,346,389
64,772	British American Tobacco PLC (Food, Beverage & Tobacco)	3,854,082
27,422	BT Group PLC (Telecommunication Services)	180,192
14,449	Cobham PLC (Capital Goods)	77,195
15,032	Diageo PLC (Food, Beverage & Tobacco)	478,756
78,621	easyJet PLC (Transportation)	1,836,013
58,626	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	3,135,318
36,733	Hammerson PLC (REIT)	364,493
429,774	HSBC Holdings PLC (Banks)	4,360,091
5,923	IG Group Holdings PLC (Diversified Financials)	59,504
26,588	IMI PLC (Capital Goods)	676,063
31,752	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	1,428,461
119,083	Intermediate Capital Group PLC (Diversified Financials)	794,849
181,719	ITV PLC (Media)	553,780
7,482	Lancashire Holdings Ltd. (Insurance)	83,743
21,924	Land Securities Group PLC (REIT)	388,482
93,620	Lavendon Group PLC (Capital Goods)	330,857
104,522	Mondi PLC (Materials)	1,897,587
30,742	National Grid PLC (Utilities)	442,587
9,667	Next PLC (Retailing)	1,070,167
810	Rank Group PLC (Consumer Services)	2,316
29,344	Reckitt Benckiser Group PLC (Household & Personal Products)	2,558,655
9,999	Rio Tinto PLC (Materials)	539,889
37,298	Severn Trent PLC (Utilities)	1,232,988
125,246	Standard Chartered PLC (Banks)	2,560,039
20,990	Subsea 7 SA (Energy)	391,243
12,330	TalkTalk Telecom Group PLC (Telecommunication Services)	68,639
25,784	Tetragon Financial Group Ltd. (Diversified Financials)	258,768
217,857	TUI Travel PLC (Consumer Services)	1,483,053
26,766	Unilever PLC (Food, Beverage & Tobacco)	1,213,289
72,703	Vodafone Group PLC ADR (Telecommunication Services)(b)	2,427,553

		42,221,408

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United States – 0.0%
9,407	APR Energy PLC (Utilities)	$104,409

TOTAL COMMON STOCKS
(Cost $217,875,103)		$272,617,616

Preferred Stocks – 1.2%
Germany – 1.2%
14,255	Henkel AG & Co. KGaA (Household & Personal Products)	$1,646,913
16,189	Porsche Automobil Holding SE (Automobiles & Components)	1,683,211
6,224	Sixt SE (Transportation)	202,925

TOTAL PREFERRED STOCKS
(Cost $2,571,703)		$3,533,049

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $220,446,806)		$276,150,665

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 1.1%
Goldman Sachs Financial Square Money Market Fund – FST Shares
3,352,170	0.066%	$3,352,170
(Cost $3,352,170)

TOTAL INVESTMENTS – 93.2%
(Cost $223,798,976)		$279,502,835

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.8%		20,262,913

NET ASSETS – 100.0%		$299,765,748

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2014.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CDI	—CHESS Depositary Interest
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	182	September 2014	$8,054,551	$(116,953)
FTSE 100 Index	33	September 2014	3,790,118	(18,299)
Hang Seng Index	2	July 2014	298,101	4,160
MSCI Singapore Index	4	July 2014	237,710	(790)
SPI 200 Index	11	September 2014	1,388,352	(1,053)
TSE TOPIX Index	29	September 2014	3,614,086	47,926
TOTAL				$(85,009)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,127,253,189, $446,672,672, $446,335,445 and $220,446,806)(a)	$1,328,465,263	$460,307,357	$620,801,423	$276,150,665
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	—	25,485,950	3,352,170
Cash	20,154,322	—	41,848,120	1,676,760
Foreign currencies, at value (cost $0, $27,851,411, $0 and $17,874,481)	—	28,239,124	—	18,026,663
Receivables:
Investments sold	127,154,586	25,775,709	—	44,256
Dividends	1,792,863	1,203,981	575,874	652,150
Fund shares sold	946,202	2,940,505	158,929	3,400,000
Reimbursement from investment adviser	77,093	—	72,016	65,647
Variation margin on certain derivative contracts	6,020	37,415	32,383	22,266
Foreign tax reclaims	—	1,123,222	—	181,874
Securities lending income	—	—	9,206	11,288
Other assets	12,966	3,690	4,739	2,085
Total assets	1,478,609,315	519,631,003	688,988,640	303,585,824

Liabilities:
Payables:
Investments purchased	114,379,972	41,205,743	—	—
Written options, at value (premiums received $8,208,783, $3,524,662, $0 and $0)	8,340,255	2,458,964	—	—
Fund shares redeemed	2,958,285	197,220	3,247,411	105,363
Amounts owed to affiliates	979,835	334,570	418,137	214,073
Payable upon return of securities loaned	—	—	25,485,950	3,352,170
Due to custodian	—	2,045,731	—	—
Accrued expenses and other liabilities	152,765	159,000	261,487	148,470
Total liabilities	126,811,112	46,401,228	29,412,985	3,820,076

Net Assets:
Paid-in capital	1,116,310,798	446,433,920	482,163,484	285,277,681
Undistributed (distributions in excess of) net investment income	4,774	(1,086,891)	2,923,791	6,074,233
Accumulated net realized gain (loss)	34,121,689	12,770,387	(297,248)	(47,369,195)
Net unrealized gain	201,360,942	15,112,359	174,785,628	55,783,029
NET ASSETS	$1,351,798,203	$473,229,775	$659,575,655	$299,765,748
Net Assets:
Class A	$168,345,072	$11,886,242	$40,233,904	$2,890,183
Class B	—	—	518,232	—
Class C	72,227,957	2,916,886	12,261,568	117,770
Institutional	1,072,411,400	457,121,780	602,992,388	296,523,648
Service	—	—	63,573	—
Class IR	38,813,774	1,304,867	3,505,990	234,147
Total Net Assets	$1,351,798,203	$473,229,775	$659,575,655	$299,765,748
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	14,282,831	1,430,051	2,411,956	300,310
Class B	—	—	32,202	—
Class C	6,139,492	360,549	769,070	12,495
Institutional	91,187,550	55,830,865	35,584,803	31,035,451
Service	—	—	3,804	—
Class IR	3,296,433	159,601	206,875	24,328
Net asset value, offering and redemption price per share:(b)
Class A	$11.79	$8.31	$16.68	$9.62
Class B	—	—	16.09	—
Class C	11.76	8.09	15.94	9.42
Institutional	11.76	8.19	16.95	9.55
Service	—	—	16.71	—
Class IR	11.77	8.18	16.95	9.62

(a)	Includes loaned securities having a market value of $25,163,013 and $3,141,111 for the U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds is $12.48, $8.79, $17.65 and $10.18, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $20,226, $1,242,508, $483 and $540,078)	$20,607,550	$13,553,788	$4,654,873	$7,805,892
Securities lending income — affiliated issuer	—	—	71,372	175,754
Total investment income	20,607,550	13,553,788	4,726,245	7,981,646

Expenses:
Management fees	4,758,011	1,775,311	2,008,599	1,100,457
Distribution and Service fees(a)	538,517	27,354	103,919	4,255
Transfer Agent fees(a)	459,934	99,035	152,646	54,312
Custody, accounting and administrative services	55,490	85,295	31,752	67,999
Printing and mailing costs	44,791	15,627	12,037	6,880
Professional fees	40,996	66,272	43,315	53,294
Registration fees	37,734	23,878	84,960	45,248
Trustee fees	15,109	13,779	13,538	12,924
Service share fees — Service Plan	—	—	145	—
Service share fees — Shareholder Administration Plan	—	—	145	—
Other	33,186	15,037	16,865	12,075
Total expenses	5,983,768	2,121,588	2,467,921	1,357,444
Less — expense reductions	(127,988)	(1,229)	(83,915)	(74,956)
Net expenses	5,855,780	2,120,359	2,384,006	1,282,488
NET INVESTMENT INCOME	14,751,770	11,433,429	2,342,239	6,699,158

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	57,542,869	9,960,110	(226,610)	(4,475,042)
Futures contracts	297,317	1,653,886	2,281,951	595,606
Foreign currency transactions	—	1,639	—	(98,402)
Written options	(13,852,227)	(175,171)	—	—
Net change in unrealized gain (loss) on:
Investments	12,623,468	2,910,932	43,443,861	11,259,790
Futures contracts	487,893	(75,426)	(398,401)	(519,889)
Foreign currency translation	—	391,999	—	127,113
Written options	3,426,057	3,056,670	—	—
Net realized and unrealized gain	60,525,377	17,724,639	45,100,801	6,889,176
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,277,147	$29,158,068	$47,443,040	$13,588,334

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	$204,048	$—	$334,469	$155,078	$—	$63,549	$206,009	$—	$35,298
International Equity Dividend and Premium	13,760	—	13,594	10,458	—	2,583	84,639	—	1,355
U.S. Tax-Managed Equity	45,426	2,752	55,741	34,524	523	10,591	104,656	23	2,329
International Tax-Managed Equity	3,824	—	431	2,906	—	82	51,113	—	211

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013
From operations:
Net investment income	$14,751,770	$27,733,144
Net realized gain (loss)	43,987,959	41,087,822
Net change in unrealized gain	16,537,418	208,053,842
Net increase in net assets resulting from operations	75,277,147	276,874,808

Distributions to shareholders:
From net investment income
Class A Shares	(1,672,978)	(3,047,018)
Class B Shares	—	—
Class C Shares	(457,379)	(686,738)
Institutional Shares	(12,744,107)	(23,318,921)
Service Shares	—	—
Class IR Shares	(435,334)	(610,924)
From net realized gains
Class A Shares	—	(6,580,117)
Class B Shares	—	—
Class C Shares	—	(2,621,248)
Institutional Shares	—	(42,757,396)
Service Shares	—	—
Class IR Shares	—	(1,379,858)
From capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Total distributions to shareholders	(15,309,798)	(81,002,220)

From share transactions:
Proceeds from sales of shares	141,886,622	370,038,789
Reinvestment of distributions	12,896,169	69,717,772
Cost of shares redeemed	(205,418,195)	(398,636,137)
Net increase (decrease) in net assets resulting from share transactions	(50,635,404)	41,120,424
TOTAL INCREASE	9,331,945	236,993,012

Net assets:
Beginning of period	1,342,466,258	1,105,473,246
End of period	$1,351,798,203	$1,342,466,258
Undistributed (distributions in excess of) net investment income	$4,774	$562,802

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

International Equity Dividend and Premium Fund		U.S. Tax-Managed Equity Fund		International Tax-Managed Equity Fund
For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013

$11,433,429	$10,852,021	$2,342,239	$4,725,067	$6,699,158	$4,119,396
11,440,464	23,320,813	2,055,341	(2,264,626)	(3,977,838)	(9,342,981)
6,284,175	25,551,358	43,045,460	135,438,808	10,867,014	43,310,425
29,158,068	59,724,192	47,443,040	137,899,249	13,588,334	38,086,840

(286,728)	(304,428)	—	(184,418)	—	(48,143)
—	—	—	—	—	—
(62,090)	(39,351)	—	—	—	(686)
(11,961,031)	(10,566,288)	—	(4,174,443)	—	(4,806,624)
—	—	—	(3,886)	—	—
(36,059)	(53,014)	—	(5,934)	—	(4,509)

—	(300,145)	—	(409,643)	—	—
—	—	—	(8,281)	—	—
—	(77,825)	—	(131,050)	—	—
—	(12,224,977)	—	(5,390,876)	—	—
—	—	—	(5,604)	—	—
—	(50,895)	—	(8,918)	—	—

—	—	—	—	—	(357)
—	—	—	—	—	(5)
—	—	—	—	—	(35,610)
—	—	—	—	—	(33)
(12,345,908)	(23,616,923)	—	(10,323,053)	—	(4,895,967)

68,777,819	106,927,807	108,523,176	176,510,247	59,712,089	88,954,530
11,906,038	23,159,810	—	10,211,977	—	4,888,674
(42,494,777)	(132,826,675)	(37,460,948)	(122,880,276)	(5,619,639)	(44,655,961)
38,189,080	(2,739,058)	71,062,228	63,841,948	54,092,450	49,187,243
55,001,240	33,368,211	118,505,268	191,418,144	67,680,784	82,378,116

418,228,535	384,860,324	541,070,387	349,652,243	232,084,964	149,706,848
$473,229,775	$418,228,535	$659,575,655	$541,070,387	$299,765,748	$232,084,964
$(1,086,891)	$(174,412)	$2,923,791	$581,552	$6,074,233	$(624,925)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value beginning of period	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - A	$11.26	$0.11		$0.54	$0.65	$(0.12)	$—	$(0.12)
2014 - C	11.24	0.07		0.53	0.60	(0.08)	—	(0.08)
2014 - Institutional	11.24	0.13		0.53	0.66	(0.14)	—	(0.14)
2014 - IR	11.25	0.13		0.52	0.65	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	9.60	0.20		2.12	2.32	(0.20)	(0.46)	(0.66)
2013 - C	9.59	0.13		2.11	2.24	(0.13)	(0.46)	(0.59)
2013 - Institutional	9.58	0.25		2.12	2.37	(0.25)	(0.46)	(0.71)
2013 - IR	9.59	0.23		2.12	2.35	(0.23)	(0.46)	(0.69)
2012 - A	9.39	0.25		0.71	0.96	(0.24)	(0.51)	(0.75)
2012 - C	9.38	0.18		0.71	0.89	(0.17)	(0.51)	(0.68)
2012 - Institutional	9.37	0.28		0.72	1.00	(0.28)	(0.51)	(0.79)
2012 - IR	9.38	0.29		0.70	0.99	(0.27)	(0.51)	(0.78)
2011 - A	9.38	0.18	(e)	0.27	0.45	(0.19)	(0.25)	(0.44)
2011 - C	9.38	0.11	(e)	0.27	0.38	(0.13)	(0.25)	(0.38)
2011 - Institutional	9.36	0.22	(e)	0.27	0.49	(0.23)	(0.25)	(0.48)
2011 - IR	9.38	0.21	(e)	0.26	0.47	(0.22)	(0.25)	(0.47)
2010 - A	8.29	0.16	(f)	1.08	1.24	(0.15)	—	(0.15)
2010 - C	8.29	0.13	(f)	1.05	1.18	(0.09)	—	(0.09)
2010 - Institutional	8.28	0.26	(f)	1.01	1.27	(0.19)	—	(0.19)
2010 - IR (Commenced August 31, 2010)	8.06	0.11	(f)	1.30	1.41	(0.09)	—	(0.09)
2009 - A	6.86	0.13		1.43	1.56	(0.13)	—	(0.13)
2009 - C	6.87	0.08		1.42	1.50	(0.08)	—	(0.08)
2009 - Institutional	6.85	0.17		1.42	1.59	(0.16)	—	(0.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.56% of average net assets.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.79	5.78%	$168,345	1.19	%(d)	1.21	%(d)	1.99	%(d)	33%
11.76	5.32	72,228	1.94	(d)	1.96	(d)	1.24	(d)	33
11.76	5.91	1,072,411	0.79	(d)	0.81	(d)	2.39	(d)	33
11.77	5.82	38,814	0.94	(d)	0.96	(d)	2.24	(d)	33

11.26	24.58	167,149	1.19		1.21		1.92		69
11.24	23.61	66,872	1.94		1.96		1.17		69
11.24	25.14	1,072,965	0.79		0.81		2.32		69
11.25	24.93	35,480	0.94		0.96		2.18		69
9.60	10.30	145,184	1.21		1.22		2.48		67
9.59	9.57	45,243	1.96		1.97		1.83		67
9.58	10.74	895,258	0.81		0.82		2.83		67
9.59	10.60	19,787	0.96		0.97		2.90		67
9.39	4.90	70,499	1.24		1.25		1.94	(e)	90
9.38	4.03	17,378	1.99		2.00		1.14	(e)	90
9.37	5.31	688,194	0.84		0.85		2.29	(e)	90
9.38	5.05	1,425	0.99		1.00		2.20	(e)	90
9.38	15.07	37,112	1.24		1.26		1.84	(f)	140
9.38	14.32	10,851	1.99		2.01		1.52	(f)	140
9.36	15.53	408,032	0.84		0.86		2.95	(f)	140
9.38	17.53	1	0.99	(d)	1.01	(d)	4.04	(d)(f)	140
8.29	23.03	139,340	1.24		1.30		1.85		125
8.29	21.93	9,540	1.99		2.05		1.10		125
8.28	23.55	147,446	0.84		0.90		2.30		125

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - A	$8.00	$0.20	(c)(d)	$0.31	$0.51	$(0.20)	$—	$(0.20)
2014 - C	7.80	0.16	(c)(d)	0.31	0.47	(0.18)	—	(0.18)
2014 - Institutional	7.89	0.21	(c)(d)	0.31	0.52	(0.22)	—	(0.22)
2014 - IR	7.88	0.20	(c)(d)	0.31	0.51	(0.21)	—	(0.21)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	7.31	0.19		0.92	1.11	(0.18)	(0.24)	(0.42)
2013 - C	7.15	0.12		0.90	1.02	(0.13)	(0.24)	(0.37)
2013 - Institutional	7.21	0.20		0.93	1.13	(0.21)	(0.24)	(0.45)
2013 - IR	7.20	0.21		0.91	1.12	(0.20)	(0.24)	(0.44)
2012 - A	6.60	0.16		0.78	0.94	(0.17)	(0.06)	(0.23)
2012 - C	6.47	0.13		0.74	0.87	(0.13)	(0.06)	(0.19)
2012 - Institutional	6.52	0.21		0.74	0.95	(0.20)	(0.06)	(0.26)
2012 - IR	6.52	0.26		0.67	0.93	(0.19)	(0.06)	(0.25)
2011 - A	8.17	0.21	(f)	(1.20)	(0.99)	(0.23)	(0.35)	(0.58)
2011 - C	8.02	0.16	(f)	(1.19)	(1.03)	(0.17)	(0.35)	(0.52)
2011 - Institutional	8.07	0.24	(f)	(1.18)	(0.94)	(0.26)	(0.35)	(0.61)
2011 - IR	8.06	0.24	(f)	(1.18)	(0.94)	(0.25)	(0.35)	(0.60)
2010 - A	7.86	0.16	(c)	0.41	0.57	(0.14)	(0.12)	(0.26)
2010 - C	7.73	0.10	(c)	0.41	0.51	(0.10)	(0.12)	(0.22)
2010 - Institutional	7.76	0.18	(c)	0.42	0.60	(0.17)	(0.12)	(0.29)
2010 - IR (Commenced August 31, 2010)	7.08	0.04	(c)	1.10	1.14	(0.04)	(0.12)	(0.16)
2009 - A	6.36	0.09	(c)	1.53	1.62	(0.12)	—	(0.12)
2009 - C	6.28	0.02	(c)	1.52	1.54	(0.09)	—	(0.09)
2009 - Institutional	6.30	0.14	(c)	1.47	1.61	(0.15)	—	(0.15)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Reflects income recognized from a corporate action which amounted to $0.06 per share and 1.46% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from a corporate action which amounted to $0.01 per share and 0.13% of average net assets.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$8.31	6.48%	$11,886	1.35	%(e)	1.35	%(e)	4.89	%(d)(e)	25%
8.09	6.01	2,917	2.10	(e)	2.10	(e)	4.08	(d)(e)	25
8.19	6.65	457,122	0.95	(e)	0.95	(e)	5.23	(d)(e)	25
8.18	6.58	1,305	1.10	(e)	1.10	(e)	5.00	(d)(e)	25

8.00	15.57	10,323	1.34		1.36		2.56		97
7.80	14.68	2,582	2.10		2.11		1.54		97
7.89	16.14	403,776	0.94		0.96		2.71		97
7.88	15.98	1,547	1.09		1.11		2.74		97
7.31	14.48	14,952	1.30		1.37		3.51		60
7.15	13.71	1,640	2.05		2.11		1.99		60
7.21	14.93	366,136	0.90		0.95		2.68		60
7.20	14.56	2,133	1.05		1.10		4.06		60
6.60	(12.44)	171,063	1.30		1.38		2.74	(f)	51
6.47	(13.06)	1,502	2.05		2.13		1.87	(f)	51
6.52	(11.99)	116,023	0.90		0.98		3.17	(f)	51
6.52	(12.01)	1,315	1.05		1.13		0.54	(f)	51
8.17	7.59	158,348	1.30		1.45		2.06		41
8.02	6.81	1,342	2.05		2.20		1.28		41
8.07	8.10	97,651	0.90		1.05		2.38		41
8.06	16.12	1	1.05	(e)	1.20	(e)	1.48	(e)	41
7.86	26.17	67,681	1.30		2.09		1.23		98
7.73	25.12	894	2.05		2.84		0.28		98
7.76	26.06	35,883	0.90		1.69		2.07		98

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - A	$15.45	$0.04		$1.19		$1.23	$—	$—	$—
2014 - B	14.96	(0.02)		1.15		1.13	—	—	—
2014 - C	14.82	(0.02)		1.14		1.12	—	—	—
2014 - Institutional	15.66	0.07		1.22		1.29	—	—	—
2014 - Service	15.49	0.01		1.21		1.22	—	—	—
2014 - IR	15.68	0.06		1.21		1.27	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	11.38	0.11		4.22		4.33	(0.08)	(0.18)	(0.26)
2013 - B	11.05	0.01		4.08		4.09	—	(0.18)	(0.18)
2013 - C	10.95	—	(e)	4.05		4.05	—	(0.18)	(0.18)
2013 - Institutional	11.54	0.16		4.28		4.44	(0.14)	(0.18)	(0.32)
2013 - Service	11.46	0.12		4.22		4.34	(0.13)	(0.18)	(0.31)
2013 - IR	11.55	0.14		4.29		4.43	(0.12)	(0.18)	(0.30)
2012 - A	9.94	0.12		1.44	(f)	1.56	(0.12)	—	(0.12)
2012 - B	9.64	0.04		1.39	(f)	1.43	(0.02)	—	(0.02)
2012 - C	9.57	0.05		1.38	(f)	1.43	(0.05)	—	(0.05)
2012 - Institutional	10.08	0.18		1.46	(f)	1.64	(0.18)	—	(0.18)
2012 - Service	10.01	0.12		1.45	(f)	1.57	(0.12)	—	(0.12)
2012 - IR	10.09	0.16		1.46	(f)	1.62	(0.16)	—	(0.16)
2011 - A	9.73	0.09	(g)	0.20		0.29	(0.08)	—	(0.08)
2011 - B	9.44	0.01	(g)	0.21		0.22	(0.02)	—	(0.02)
2011 - C	9.39	0.01	(g)	0.20		0.21	(0.03)	—	(0.03)
2011 - Institutional	9.89	0.13	(g)	0.21		0.34	(0.15)	—	(0.15)
2011 - Service	9.81	0.07	(g)	0.22		0.29	(0.09)	—	(0.09)
2011 - IR	9.89	0.10	(g)	0.23		0.33	(0.13)	—	(0.13)
2010 - A	8.64	0.08		1.08		1.16	(0.07)	—	(0.07)
2010 - B	8.38	0.01		1.05		1.06	—	—	—
2010 - C	8.33	0.01		1.05		1.06	—	—	—
2010 - Institutional	8.78	0.11		1.11		1.22	(0.11)	—	(0.11)
2010 - Service	8.72	0.07		1.09		1.16	(0.07)	—	(0.07)
2010 - IR (Commenced August 31, 2010)	8.18	0.03		1.78		1.81	(0.10)	—	(0.10)
2009 - A	7.20	0.09	(h)	1.45		1.54	(0.10)	—	(0.10)
2009 - B	6.97	0.04	(h)	1.39		1.43	(0.02)	—	(0.02)
2009 - C	6.94	0.04	(h)	1.39		1.43	(0.04)	—	(0.04)
2009 - Institutional	7.31	0.14	(h)	1.47		1.61	(0.14)	—	(0.14)
2009 - Service	7.26	0.09	(h)	1.46		1.55	(0.09)	—	(0.09)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 15.49%, 14.74%, 14.68%, 15.92%, 15.36% and 15.80%, respectively.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.01% of average net assets.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$16.68	7.96%		$40,234	1.18	%(d)	1.21	%(d)	0.46	%(d)	27%
16.09	7.55		518	1.93	(d)	1.95	(d)	(0.29	)(d)	27
15.94	7.56		12,262	1.93	(d)	1.96	(d)	(0.29	)(d)	27
16.95	8.24		602,992	0.78	(d)	0.81	(d)	0.87	(d)	27
16.71	7.88		64	1.28	(d)	1.30	(d)	0.15	(d)	27
16.95	8.10		3,506	0.93	(d)	0.97	(d)	0.70	(d)	27

15.45	38.17		34,792	1.15		1.21		0.80		95
14.96	37.09		648	1.90		1.96		0.04		95
14.82	37.07		10,648	1.90		1.96		0.04		95
15.66	38.73		493,729	0.75		0.81		1.17		95
15.49	38.08		411	1.27		1.29		0.81		95
15.68	38.48		843	0.91		0.96		1.02		95
11.38	15.69	(f)	35,890	1.09		1.23		1.13		184
11.05	14.95	(f)	584	1.84		1.98		0.35		184
10.95	14.89	(f)	8,228	1.84		1.97		0.44		184
11.54	16.12	(f)	304,435	0.69		0.82		1.65		184
11.46	15.56	(f)	40	1.19		1.32		1.11		184
11.55	16.01	(f)	476	0.84		0.97		1.42		184
9.94	3.02		51,064	1.09		1.24		0.85	(g)	99
9.64	2.18		895	1.84		1.99		0.12	(g)	99
9.57	2.22		7,964	1.84		1.99		0.14	(g)	99
10.08	3.43		227,070	0.69		0.84		1.31	(g)	99
10.01	2.92		36	1.19		1.34		0.72	(g)	99
10.09	3.35		494	0.84		0.99		1.01	(g)	99
9.73	13.46		91,857	1.09		1.25		0.82		200
9.44	12.65		1,539	1.84		2.00		0.08		200
9.39	12.59		9,484	1.84		2.00		0.07		200
9.89	14.04		200,795	0.69		0.85		1.22		200
9.81	13.34		59	1.19		1.35		0.69		200
9.89	22.18		1	0.84	(d)	1.00	(d)	0.97	(d)	200
8.64	21.43		90,909	1.09		1.28		1.37	(h)	352
8.38	20.48		2,259	1.84		2.03		0.62	(h)	352
8.33	20.56		10,887	1.84		2.03		0.63	(h)	352
8.78	21.90		133,016	0.69		0.88		1.88	(h)	352
8.72	21.41		48	1.19		1.38		1.28	(h)	352

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - A	$9.18	$0.21	(d)	$0.23	$0.44	$—
2014 - C	9.03	0.18	(d)	0.21	0.39	—
2014 - Institutional	9.10	0.24	(d)	0.21	0.45	—
2014 - IR	9.17	0.23	(d)	0.22	0.45	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	7.62	0.15		1.54	1.69	(0.13	)(f)
2013 - C	7.55	0.10		1.51	1.61	(0.13	)(f)
2013 - Institutional	7.59	0.19		1.53	1.72	(0.21	)(f)
2013 - IR	7.66	0.20		1.51	1.71	(0.20	)(f)
2012 - A	6.65	0.17		0.98	1.15	(0.18)
2012 - C	6.64	0.11		0.96	1.07	(0.16)
2012 - Institutional	6.64	0.19		0.98	1.17	(0.22)
2012 - IR	6.64	0.35		0.82	1.17	(0.15)
2011 - A	7.90	0.20	(g)	(1.25)	(1.05)	(0.20)
2011 - C	7.88	0.13	(g)	(1.23)	(1.10)	(0.14)
2011 - Institutional	7.90	0.21	(g)	(1.23)	(1.02)	(0.24)
2011 - IR	7.90	0.20	(g)	(1.24)	(1.04)	(0.22)
2010 - A	7.40	0.13		0.51	0.64	(0.14)
2010 - C	7.39	0.08		0.50	0.58	(0.09)
2010 - Institutional	7.39	0.15		0.53	0.68	(0.17)
2010 - IR (Commenced August 31, 2010)	6.82	0.03		1.21	1.24	(0.16)
2009 - A	6.07	0.13		1.32	1.45	(0.12)
2009 - C	6.06	0.09		1.31	1.40	(0.07)
2009 - Institutional	6.06	0.15		1.33	1.48	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.08 per share and 1.72% of average net assets.
(e)	Annualized.
(f)	Includes a distribution from capital of less than $0.01 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.62	4.79%	$2,890	1.39	%(e)	1.44	%(e)	4.63	%(d)(e)	44%
9.42	4.32	118	2.13	(e)	2.20	(e)	4.01	(d)(e)	44
9.55	4.95	296,524	0.99	(e)	1.04	(e)	5.18	(d)(e)	44
9.62	4.91	234	1.14	(e)	1.19	(e)	5.01	(d)(e)	44

9.18	22.23	3,388	1.31		1.51		1.79		95
9.03	21.38	70	2.10		2.23		1.15		95
9.10	22.70	228,410	0.95		1.08		2.27		95
9.17	22.36	217	1.12		1.21		2.34		95
7.62	17.25	15,384	1.26		1.59		2.44		182
7.55	16.20	32	2.01		2.30		1.52		182
7.59	17.71	134,290	0.86		1.17		2.69		182
7.66	17.68	1	1.02		1.36		5.14		182
6.65	(13.33)	40,837	1.26		1.57		2.60	(g)	88
6.64	(13.88)	19	2.01		2.32		1.72	(g)	88
6.64	(12.92)	101,165	0.86		1.17		2.81	(g)	88
6.64	(13.11)	1	1.01		1.32		2.68	(g)	88
7.90	8.64	75,854	1.26		1.56		1.75		70
7.88	7.89	24	2.01		2.31		1.05		70
7.90	9.17	85,604	0.86		1.16		2.12		70
7.90	18.21	1	1.01	(e)	1.31	(e)	1.26	(e)	70
7.40	23.98	77,469	1.26		1.67		2.00		101
7.39	23.13	8	2.01		2.42		1.38		101
7.39	24.47	53,159	0.86		1.27		2.24		101

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

June 30, 2014 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, International Tax-Managed Equity†	A, C, Institutional and IR	Diversified
U.S. Tax-Managed Equity†	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.
†	Formerly, Structured International Tax-Managed Equity and Structured Tax-Managed Equity Funds, respectively. Effective on April 30, 2014, the Funds changed their names to the International Tax-Managed Equity and U.S. Tax-Managed Equity Funds, respectively.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
U.S. Tax-Managed Equity International Tax-Managed Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2014:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,328,465,263	$—	$—

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY DIVIDEND AND PREMIUM (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$280,340	$—	$—
Liabilities
Written Options	$(8,340,255)	$—	$—

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$108,608,114
Australia	—	39,373,218
Europe	19,021,157	288,054,487
North America	—	5,250,381	—
Total	$19,021,157	$441,286,200	$—

Derivative Type
Assets(b)
Futures Contracts	$56,822	$—	$—
Liabilities
Futures Contracts(b)	$(86,559)	$—	$—
Written Options	(2,458,964)	—	—
Total	$(2,545,523)	$—	$—

U.S. TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)	$—	$—	$—
North America	620,801,423	—	—
Securities Lending Reinvestment Vehicle	25,485,950	—	—
Total	$646,287,373	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$319,650	$—	$—

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$69,999,991	$—
Australia	—	25,019,261
Europe	9,909,260	170,661,390
North America	—	560,763
Securities Lending Reinvestment Vehicle	3,352,170	—	—
Total	$13,261,430	$266,241,405	$—

Derivative Type
Assets(b)
Futures Contracts	$52,086	$—	$—
Liabilities(b)
Futures Contracts	$(137,095)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund(s) utilize(s) fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
U.S. Equity Dividend and Premium	Equity	Variation margin on certain derivative contracts	$280,340	Payable for written options, at value	$(8,340,255)
International Equity Dividend and Premium	Equity	Variation margin on certain derivative contracts,	56,822	Variation margin on certain derivative contracts, Payable for written options, at value	(2,545,525)	(a)
U.S. Tax-Managed Equity	Equity	Variation margin on certain derivative contracts	319,650	—	—
International Tax-Managed Equity	Equity	Variation margin on certain derivative contracts	52,086	Variation margin on certain derivative contracts	(137,095)	(a)
Total			$708,898		$(11,022,875)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(13,554,910)	$3,913,950	2,907
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts, and written options	1,478,715	2,981,244	2,973
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	2,281,951	(398,401)	233
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	595,606	(519,889)	162

(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2014.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized,

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.73%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70
International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C
Distribution Plan	0.25%	0.75%	0.75%
Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

June 30, 2014, Goldman Sachs advised that it retained front end sales charges of 10,154, $637, $4,557 and $327 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively. Goldman Sachs retained $13 of contingent deferred sales charges for the U.S. Tax-Managed Equity Fund for the six months ended June 30, 2014.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds are 0.014%, 0.124%, 0.044% and 0.094%, respectively. These Other Expense limitations will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$119,678	$8,310	$127,988
International Equity Dividend and Premium	—	1,229	1,229
U.S. Tax-Managed Equity	72,015	11,900	83,915
International Tax-Managed Equity	73,446	1,510	74,956

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of June 30, 2014, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
U.S. Equity Dividend and Premium	$808,499	$92,974	$78,362	$979,835
International Equity Dividend and Premium	312,302	4,842	17,426	334,570
U.S. Tax-Managed Equity	371,839	18,645	28,103	418,137
International Tax-Managed Equity	203,393	701	9,979	214,073

G.  Line of Credit Facility — As of June 30, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2014, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2014, Goldman Sachs earned $1,295, $9,841, $2,504 and $4,634 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.

As of June 30, 2014, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	11%	—%
International Equity Dividend and Premium	18	—
U.S. Tax-Managed Equity	—	86
International Tax-Managed Equity	—	88

As of June 30, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 9% of the Class C Shares of the International Tax-Managed Equity Fund.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2014, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$428,442,661	$515,684,183
International Equity Dividend and Premium	134,335,885	103,930,009
U.S. Tax-Managed Equity	221,336,371	150,461,192
International Tax-Managed Equity	162,740,721	107,924,245

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

7. SECURITIES LENDING (continued)

At June 30, 2014, the Funds’ loaned securities were all subject to enforceable Securities Lending Agreements. Securities lending transactions on a net basis were as follows:

Security Lending Transactions	U.S. TAX-MANAGED EQUITY	INTERNATIONAL TAX-MANAGED EQUITY
Total gross amount presented in Statements of Assets and Liabilities	$25,163,013	$3,141,111
Cash Collateral offsetting (1)	(25,134,103)	(3,141,111)
Net Amount (2)	$28,910	$—

(1)	At June 30, 2014 the value of the collateral received from each borrower exceeded the value of the related securities on loan.
(2)	Net amount represents the net amount due from the borrower or GSAL in the event of a default based on the contractual set-off rights under the agreement.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2014, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended June 30, 2014		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2014
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
U.S. Tax-Managed Equity	$7,911	$4,743	$2,432,630
International Tax-Managed Equity	19,561	26,158	11,953

The following table provides information about the Funds’ investment in the Money Market Fund for the six months ended June 30, 2014:

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
U.S. Tax-Managed Equity	19,546,094	59,534,462	(53,594,606)	25,485,950	$25,485,950
International Tax-Managed Equity	2,752,108	71,426,871	(70,826,809)	3,352,170	3,352,170

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2013 the Funds’ capital loss carryforwards and certain timing differences on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Capital loss carryforwards:(1)
Expiring 2016	$—	$—	$—	$(2,078,605)
Expiring 2017	—	—	—	(31,387,420)
Perpetual Long-term	—	—	—	(6,801,807)
Perpetual Short-term	—	—	(1,238,798)	(2,734,536)
Total capital loss carryforwards	$—	$—	$(1,238,798)	$(43,002,368)
Timing differences (Qualified Late Year Loss Deferrals)	$(12,672,625)	$(226,546)	$(380,014)	$(116,473)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Tax cost	$1,127,989,964	$447,719,290	$471,641,820	$224,381,140
Gross unrealized gain	206,605,596	38,418,176	174,787,664	56,658,826
Gross unrealized loss	(6,130,297)	(25,830,109)	(142,111)	(1,537,131)
Net unrealized security gain	$200,475,299	$12,588,067	$174,645,553	$55,121,695

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences related to the tax treatment of underlying fund investments and of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

9. OTHER RISKS (continued)

Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Redemptions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,407,632	$27,052,568	6,108,125	$64,299,556
Reinvestment of distributions	138,637	1,589,594	838,129	9,095,796
Shares redeemed	(3,104,590)	(34,897,428)	(7,223,467)	(76,920,444)
	(558,321)	(6,255,266)	(277,213)	(3,525,092)
Class C Shares
Shares sold	609,501	6,886,642	1,988,985	21,061,355
Reinvestment of distributions	30,438	348,127	230,827	2,508,475
Shares redeemed	(449,102)	(5,032,608)	(989,419)	(10,588,198)
	190,837	2,202,161	1,230,393	12,981,632
Institutional Shares
Shares sold	9,068,715	101,963,939	25,541,741	269,051,914
Reinvestment of distributions	919,385	10,526,435	5,189,375	56,140,321
Shares redeemed	(14,287,749)	(160,628,797)	(28,673,088)	(305,279,302)
	(4,299,649)	(48,138,423)	2,058,028	19,912,933
Class IR Shares
Shares sold	530,591	5,983,473	1,456,248	15,625,964
Reinvestment of distributions	37,713	432,013	181,852	1,973,180
Shares redeemed	(425,700)	(4,859,362)	(546,796)	(5,848,193)
	142,604	1,556,124	1,091,304	11,750,951
NET INCREASE (DECREASE)	(4,524,529)	$(50,635,404)	4,102,512	$41,120,424

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium Fund

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	220,055	$1,787,322	502,838	$3,817,269
Reinvestment of distributions	34,863	286,728	79,732	603,085
Shares redeemed	(114,650)	(930,623)	(1,337,206)	(10,029,720)
	140,268	1,143,427	(754,636)	(5,609,366)
Class C Shares
Shares sold	23,711	185,602	101,427	746,450
Reinvestment of distributions	7,748	62,090	15,751	117,176
Shares redeemed	(2,072)	(16,546)	(15,534)	(118,336)
	29,387	231,146	101,644	745,290
Institutional Shares
Shares sold	8,368,323	66,750,159	13,547,979	101,658,103
Reinvestment of distributions	1,423,203	11,521,161	2,978,509	22,335,640
Shares redeemed	(5,155,782)	(41,160,460)	(16,089,980)	(121,145,795)
	4,635,744	37,110,860	436,508	2,847,948
Class IR Shares
Shares sold	6,948	54,736	93,294	705,985
Reinvestment of distributions	4,463	36,059	13,951	103,909
Shares redeemed	(48,231)	(387,148)	(206,977)	(1,532,824)
	(36,820)	(296,353)	(99,732)	(722,930)
NET INCREASE (DECREASE)	4,768,579	$38,189,080	(316,216)	$(2,739,058)

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Tax-Managed Equity Fund

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	272,342	$4,292,104	296,245	$3,996,452
Shares converted from Class B(a)	42	673	1,014	14,074
Reinvestment of distributions	—	—	34,088	506,199
Shares redeemed	(112,149)	(1,768,883)	(1,232,624)	(15,722,104)
	160,235	2,523,894	(901,277)	(11,205,379)
Class B Shares
Shares sold	3,947	60,731	2,944	39,471
Shares converted to Class A(a)	(44)	(673)	(1,050)	(14,074)
Reinvestment of distributions	—	—	394	5,663
Shares redeemed	(14,979)	(228,277)	(11,834)	(155,283)
	(11,076)	(168,219)	(9,546)	(124,223)
Class C Shares
Shares sold	81,381	1,225,514	37,546	492,793
Reinvestment of distributions	—	—	8,351	119,092
Shares redeemed	(30,674)	(463,989)	(79,111)	(1,025,785)
	50,707	761,525	(33,214)	(413,900)
Institutional Shares
Shares sold	6,252,764	100,395,269	12,632,061	171,267,776
Reinvestment of distributions	—	—	634,995	9,556,681
Shares redeemed	(2,186,578)	(34,571,963)	(8,136,260)	(105,756,540)
	4,066,186	65,823,306	5,130,796	75,067,917
Service Shares
Shares sold	3,662	57,000	32,608	487,835
Reinvestment of distributions	—	—	637	9,490
Shares redeemed	(26,382)	(405,731)	(10,196)	(155,262)
	(22,720)	(348,731)	23,049	342,063
Class IR Shares
Shares sold	154,459	2,492,558	16,579	225,920
Reinvestment of distributions	—	—	986	14,852
Shares redeemed	(1,357)	(22,105)	(4,986)	(65,302)
	153,102	2,470,453	12,579	175,470
NET INCREASE	4,396,434	$71,062,228	4,222,387	$63,841,948

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Tax-Managed Equity Fund

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,965	$74,478	422,476	$3,288,063
Reinvestment of distributions	—	—	5,085	45,002
Shares redeemed	(76,604)	(713,347)	(2,076,152)	(16,632,248)
	(68,639)	$(638,869)	(1,648,591)	$(13,299,183)
Class C Shares
Shares sold	4,741	43,600	3,470	30,992
Reinvestment of distributions	—	—	79	691
Shares redeemed	—	—	(28)	(226)
	4,741	43,600	3,521	31,457
Institutional Shares
Shares sold	6,463,953	59,581,761	10,290,102	85,450,457
Reinvestment of distributions	—	—	551,704	4,838,439
Shares redeemed	(534,635)	(4,899,813)	(3,429,939)	(28,023,487)
	5,929,318	54,681,948	7,411,867	62,265,409
Class IR Shares
Shares sold	1,328	12,250	23,038	185,018
Reinvestment of distributions	—	—	514	4,542
Shares redeemed	(710)	(6,479)	—	—
	618	5,771	23,552	189,560
NET INCREASE	5,866,038	$54,092,450	5,790,349	$49,187,243

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended June 30, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				U.S. Tax-Managed Equity Fund				International Tax-Managed Equity Fund
Share Class	Beginning Account Value 1/01/14	Ending Account Value 6/30/14		Expenses Paid for the 6 Months Ended 6/30/14*	Beginning Account Value 1/01/14	Ending Account Value 6/30/14		Expenses Paid for the 6 Months Ended 6/30/14*	Beginning Account Value 1/01/14	Ending Account Value 6/30/14		Expenses Paid for the 6 Months Ended 6/30/14*	Beginning Account Value 1/01/14	Ending Account Value 6/30/14		Expenses Paid for the 6 Months Ended 6/30/14*
Class A
Actual	$1,000	$1,057.80		$6.07	$1,000	$1,064.80		$6.91	$1,000	$1,079.60		$6.08	$1,000	$1,047.90		$7.06
Hypothetical 5% return	1,000	1,018.89	+	5.96	1,000	1,018.10	+	6.76	1,000	1,018.94	+	5.91	1,000	1,017.90	+	6.95
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,075.50		9.93	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.22	+	9.64	N/A	N/A		N/A
Class C
Actual	1,000	1,053.20		9.88	1,000	1,060.10		10.73	1,000	1,075.60		9.93	1,000	1,043.20		10.79
Hypothetical 5% return	1,000	1,015.17	+	9.69	1,000	1,014.38	+	10.49	1,000	1,015.22	+	9.64	1,000	1,014.23	+	10.64
Institutional
Actual	1,000	1,066.50		4.03	1,000	1,066.50		4.87	1,000	1,082.40		4.03	1,000	1,049.50		5.03
Hypothetical 5% return	1,000	1,020.08	+	3.96	1,000	1,020.08	+	4.76	1,000	1,020.93	+	3.91	1,000	1,019.89	+	4.96
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,078.80		6.60	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.45	+	6.41	N/A	N/A		N/A
Class IR
Actual	1,000	1,058.20		4.80	1,000	1,065.80		5.63	1,000	1,081.00		4.80	1,000	1,049.10		5.79
Hypothetical 5% return	1,000	1,020.13	+	4.71	1,000	1,019.34	+	5.51	1,000	1,020.18	+	4.66	1,000	1,019.14	+	5.71

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	1.19%	N/A	1.94%	0.79%	N/A	0.94%
International Equity Dividend and Premium	1.35	N/A	2.10	0.95	N/A	1.10
U.S. Tax-Managed Equity	1.18	1.93%	1.93	0.78	1.28%	0.93
International Tax-Managed Equity	1.39	N/A	2.13	0.99	N/A	1.14

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, and Goldman Sachs U.S. Equity Dividend and Premium Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the U.S. Tax-Managed Equity Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2014. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to enhance the investment models used in managing the Funds.

The Trustees observed that the U.S. Equity Dividend and Premium Fund’s Class A Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2014. They noted that the International Equity Dividend and Premium Fund’s Class A Shares had placed in the third quartile of the Fund’s peer group for the one- and three- year periods and in the fourth quartile for the five-year period, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2014. The Trustees also noted that the International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds had certain significant differences from their peer groups (Foreign Large Value and Large Blend, respectively) and benchmark indices (MSCI EAFE Index (net) and S&P 500 Index, respectively) that caused the peer groups and benchmark indices to be imperfect bases for performance comparison. The Trustees observed that the U.S. Tax-Managed Equity Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed the Fund’s benchmark index for the five- and ten-year periods ended March 31, 2014. They noted that the International Tax-Managed Equity Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed the Fund’s benchmark index for the three- and five-year periods ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the U.S. Tax-Managed Equity and International Tax-Managed Equity Funds that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	International Equity Dividend and Premium Fund	International Tax-Managed Equity Fund	U.S. Tax-Managed Equity Fund	U.S. Equity Dividend and Premium Fund
First $1 billion	0.81%	0.85%	0.70%	0.75%
Next $1 billion	0.73	0.77	0.63	0.68
Next $3 billion	0.69	0.73	0.60	0.65
Next $3 billion	0.68	0.72	0.59	0.64
Over $8 billion	0.67	0.71	0.58	0.63

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the U.S. Equity Dividend and Premium Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. They also considered the benefits to GSAL and the Investment Adviser from the Funds’ ability to participate in the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to the Funds from their participation in the program were greater, as measured by the revenue they received by those Funds in connection with the program.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2015.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $992.3 billion in assets under supervision as of June 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Long Short Credit Strategies Fund[2]

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[3]
■	International Tax-Managed Equity Fund[3]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[4]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[3]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds respectively.
[4]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[5]	Individual funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end fund.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of June 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 137083.MF.MED.TMPL/8/2014 TAXADVSAR-14/14K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	September 3, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	September 3, 2014